                                                                   Exhibit 10.12

                     FIRST AMENDMENT TO EMPLOYMENT AGREEMENT
                                OF ADAM S. TRACY

     THIS FIRST AMENDMENT is made as of the 1st Day of July, 2007 (the "Amendment Date") by and between Ecology Coatings, Inc. (the "Company") and Adam
S. Tracy, Esq. ("Executive") (collectively, the "Parties"):

     WHEREAS, the Parties previously entered into an employment contract on November 1, 2006 (the "Effective Date") under which Executive was retained to serve as Vice President of the Company for a period of twenty-four (24) months (the "Agreement") (See Exhibit A);

     WHEREAS, the Board of Directors (the "Board") of the Company has determined that the Company has made a significant investment in Executive's professional development and has a strong and legitimate business interest in preserving and protecting such investment, and;

     WHEREAS, the Board has further determined that it is in the Company's best interest to amend the Agreement so as to ensure the continued availability to the Company of the Executive's services, and the Executive is willing to accept such amendment and render such services, all upon and subject to the terms and conditions contained in this Agreement.

     NOW THEREFORE, in consideration of the mutual obligations and promises as set forth herein, the Parties do hereby agree as follows:

     I. Employment Period. The term of the Agreement shall expire on November 1, 2009, subject to earlier termination of employment as provided for in the Agreement.

     II. Position. During the Employment Period, Executive will be employed in executive capacities in the positions of Vice President, General Counsel and Secretary of the Company, or in other such positions as designated by the Board, at its offices in Bloomfield Hills, Michigan, or other such place designated by the Board.

     III. Compensation.

          a. Base Salary. During the Employment Period, Executive shall receive an annual base salary of One Hundred Forty thousand and 00/100 dollars ($140,000.00). Thereafter, the Board or the Compensation Committee of the Board (the "Committee") may review the Executive's salary and total cash compensation within one hundred twenty (120) days of the end of each of the Company's fiscal years during the Employment Period to determine what, if any, increases shall be made thereto. The base salary payable to the Executive in any given year is hereafter referred to as the "Annual Base Salary." Any increase in the Annual Base Salary shall not serve to limit or reduce any other obligation to the Executive under this Agreement. The Annual Base Salary shall not be reduced after any increase and the term "Annual Base Salary," as used in this Agreement, shall refer to the Annual Base Salary as increased. The Annual Base Salary shall in all instances be payable in twenty-four (24) equal semi-monthly installments

          b. Grant of Stock Options.

               i. The Company shall issue Executive options to purchase Twenty Five Thousand (25,000) shares of the Company's common stock (the "Immediate Options"). The exercise price of the Immediate Options shall be Two and 00/100 dollars ($2.00). The Immediate Options shall carry no restriction on exercise and will have a ten (10) - year term from the Amendment Date. The Company shall register the Immediate Options as part of the first registration statement filed with the Securities Exchange Commission from the date hereof. See Exhibit "B."

               ii. The Company shall issue Executive options to purchase Thirty Seven Thousand five hundred (37,500) shares of the Company's common stock (the "Twelve-Month Options"). The exercise price of the Twelve-Month Options shall be Two and 00/100 dollars ($2.00). The Twelve-Month Options shall be restricted from exercise for a period of twelve (12) months from the Amendment Date. The Twelve Month Options shall have a ten (10) - year term from the Amendment Date. See Exhibit "C."

               iii. The Company shall issue Executive options to purchase Twenty Five Thousand (25,000) shares of the Company's common stock (the "Twenty-Four Month Options"). The exercise price of the Twenty-Four Month Options shall be Two and 00/100 dollars ($2.00). The Twenty-Four Month Options shall be restricted from exercise for a period of thirty (30) months from the Amendment Date. The Twenty-Four Month Options shall have a ten (10) - year term from the Amendment Date. See Exhibit "D."

          c. Bonus. The Company shall make a one-time after tax payment of Twelve Thousand five hundred and 00/100 dollars (12,500.00) to Executive.

          d. Cellular Phone Expense. The Company shall reimburse Executive for all expenses relating to Executive's cellular phones no.'s (248) 495-8550 and (646) 805-8446. Executive shall provide the Company with a copy of each invoice with respect thereto.

          e. Health Care Reimbursement. The Company shall reimburse Executive for Executive's monthly premium payment with respect to Aetna policy number W155977115. Executive shall provide the Company with a copy of each invoice with respect thereto.

     IV. Option Agreements. The Company agrees to duly authorize, properly execute, acknowledge, and deliver to Executive the Option Agreements attached hereto. See Exhibits "B", "C" and "D."

     V. Scope of Amendment. All of the terms and conditions of the Consulting Agreement shall be in full force and effect unless amended and changed by this First

Amendment. This First Amendment shall supersede and replace the terms of the Consulting Agreement to the extent contemplated and so amended hereby.

     IN WITNESS WHEREOF, and intending to be legally bound hereby, the parties hereto have executed this First Amendment as the day and year first above written.

ADAM S. TRACY, ESQ.


/S/ Adam S. Tracy
-------------------------------------
Adam S. Tracy, Esq.


ECOLOGY COATINGS, INC.


/S/ Richard D. Stromback
-------------------------------------
Richard D. Stromback, Chairman

                                   EXHIBIT "A"

                              EMPLOYMENT AGREEMENT

     THIS AGREEMENT is by and between Ecology Coating, Inc., a California corporation (the "Company"), and Adam S. Tracy (the "Executive") and is entered to be effective as of November 1, 2006 (the "Effective Date").

                                    RECITALS

     WHEREAS, the Board of Directors of the Company (the "Board") has determined that it is in the best interests of the Company and its shareholders to assure that the Company will have the continued employment and dedication of the Executive; and

     WHEREAS, the Board has further determined that it is desirable to provide the Executive with compensation and benefits terms which adequately compensate the Executive for the services he renders to the Company, and, to ensure that such compensation and benefits are consistent with those of like executives of other public companies.

                                    AGREEMENT

     Now, therefore, it is hereby agreed as follows:

     1. EMPLOYMENT PERIOD. The term of this Agreement shall commence as of the Effective Date and shall expire, subject to earlier termination of employment as hereinafter provided, on November 1, 2008 (the "Employment Period"); provided, however, that on any day prior to and including November 1, 2008, the Employment Period may be extended by the Company for an additional year unless prior thereto either party has given written notice to the other that such party does not wish to extend the term of this Agreement This Agreement may be terminated prior to or on the last day of the Employment Period by (i) the Company for Cause (as defined in Section 3.2 below), (ii) the Executive for Good Reason (as defined in Section 3.3 below) or (iii) (the "Company" or the "Executive") upon thirty (30) days written notice given by one party to the other party for any reason except Death or Disability.

     2. TERMS OF EMPLOYMENT.

          2.1 Position and Duties.

               2.1.1 Position. During the Employment Period, the Executive will be employed in executive capacities in the positions of Vice President of the Company, or in other such positions as designated by the Board, at its office in, Bloomfield Hills, Michigan, or such other place designated by the Board.

               2.1.2 Duties.

                    2.1.2.1 During the Employment Period, and excluding any periods of vacation and sick leave to which the Executive is entitled, the Executive will devote his full attention and time to the business and affairs of the Company. In the position of Vice President the Executive will supervise the business and affairs of the

     Company and the performance by all of its other officers of their respective duties, subject to the control of the Board. While acting in any other position, the Executive will undertake only such duties and tasks as are appropriate for a person in such position. The Executive will report to Richard D. Stromback, to such other individual designated by him, or should he fail to designate such other individual, the Chairman of the Board. The Executive will use his best efforts to perform faithfully and efficiently such duties and responsibilities.

                    2.1.2.1 While employed hereunder, the Executive agrees to devote all of his business time, attention, skill and efforts to the faithful and efficient performance of his duties under this Agreement; provided, however, that the Executive may engage in the following activities so long as they are approved in advance by the Board and do not interfere in any material respect with the performance of Executive's duties and responsibilities hereunder: (i) serve on corporate, civic or charitable boards or committees and (ii) deliver lectures, fulfill speaking engagements or teach on a part-time basis at educational institutions.

          2.2 Compensation.

               2.2.1 Base Salary. The Executive shall receive an annual base salary of One Hundred thousand dollars 00/100 ($100,000.00) from the Effective Date through November 1, 2008. Thereafter, the Board or the Compensation Committee of the Board (the "Committee") may review the Executive's salary and total cash compensation within one hundred twenty (120) days of the end of each of the Company's fiscal years during the Employment Period to determine what, if any, increases shall be made thereto. The base salary payable to the Executive in any given year is hereafter referred to as the "Annual Base Salary." Any increase in the Annual Base Salary shall not serve to limit or reduce any other obligation to the Executive under this Agreement. The Annual Base Salary shall not be reduced after any increase and the term "Annual Base Salary," as used in this Agreement, shall refer to the Annual Base Salary as increased. The Annual Base Salary shall in all instances be payable in twenty-four (24) equal semi-monthly installments.

               2.2.2 Annual Bonus and Option Plans. The Executive shall also be eligible to participate in any applicable Company bonus plan or program, stock option, restricted stock or other plan or program in effect immediately prior to the Effective Date, or put into effect by the Board at any time after the Effective Date or the Amendment Effective Date.

               2.2.3 Grant of Stock Options. The Company shall issue the Executive options to purchase three hundred thousand (300,000) shares of the Company's common stock after completion of its first private placement to investors after the Effective Date of this Agreement. The exercise price of the options shall be equal to the price of the common stock sold in the private placement. The options shall vest as follows: 100% on the second anniversary of the Effective Date. The options issued under this Section 2.2.3 have a ten-year term from the date of their issue, and will be incentive stock options to the extent allowable under the Internal Revenue Code and non-qualified options as to the balance.

               2.2.4 Incentive, Savings and Retirement Plans. During the Employment Period, the Executive shall be entitled to participate in all incentive, savings and retirement plans, practices, policies and programs applicable generally to other executives of the Company, as the same may be amended from time to time, but in no event shall such plans, practices, policies and programs provide the Executive with incentive opportunities, savings opportunities and retirement benefit opportunities, in each case, less favorable, in the aggregate, than the most favorable of those provided by the Company to other executives of the Company; provided, however, the dollar value awarded Executive in the reasonable discretion of management need not be equal to that awarded to all other executives.

               2.2.5 Welfare Benefit Plans. During the Employment Period, the Executive and/or the Executive's family, as the case may be, shall be eligible for participation in and shall receive all benefits under welfare benefit plans, practices, policies and programs provided by the Company (including, without limitation, medical, prescription, dental, disability, salary continuance, employee life, group life, accidental death and travel accident insurance plans and programs, collectively referred to in this Section 2.2.5 as the "Welfare Benefit Plans") to the extent applicable generally to other executives of the Company, but in no event shall such Welfare Benefit Plans, programs provide the Executive with benefits which are less favorable, in the aggregate, than the most favorable of such Welfare Benefit Plans provided generally at any time after the Effective Date to other executives of the Company. If the Executive elects to opt out of any or all of the foregoing Welfare Benefit Plans that the Company offers because Executive has his own coverage in such areas, the Company will reimburse the Executive for the reasonable cost of such coverage, but only to the extent that such cost does not exceed cost of the Company providing coverage under its own Welfare Benefit Plans directly to the Executive.

               2.2.6 Expenses. During the Employment Period, the Executive shall be entitled to receive prompt reimbursement for all reasonable expenses incurred by the Executive in the conduct of Company business.

               2.2.7 Vacation. During the Employment Period, the Executive shall be entitled to paid vacation of two weeks annually and otherwise be in accordance with the plans, policies, programs and practices of the Company in all respects as in effect for the Executive during the one hundred twenty (120) day period immediately preceding the Effective Date or, if more favorable to the Executive, as in effect generally at any time after the Effective Date with respect to other executives of the Company.

               2.2.8 Bar Examination Fees. The Company shall also reimburse the Executive for any fees related to obtaining membership to the bar of any jurisdiction.

               2.2.9 No Management Fees. In no event shall the Executive be entitled to receive any additional compensation for serving as a member and/or manager of the Company or any affiliate of the Company.

     3. TERMINATION OF EMPLOYMENT.

          3.1 Death or Disability. The Executive's employment shall terminate automatically upon the Executive's death during the Employment Period. If the Company determines in good faith that any Disability of the Executive has occurred during the Employment Period (pursuant to the definition of Disability set forth below), it may give to the

Executive written notice in accordance with Section 10.2, of its intention to terminate the Executive's employment. In such event, the Executive's employment with the Company shall terminate effective on the thirtieth (30th) day after receipt of such notice by the Executive (the "Disability Effective Date"), provided that, within the thirty (30) days after such receipt, the Executive shall not have returned to full-time performance of the Executive's duties. For purposes of this Agreement, the term "Disability" shall mean the absence of the Executive from the Executive's duties with the Company on a full-time basis for one hundred eighty (180) consecutive business days as a result of incapacity due to mental or physical illness certified by a physician selected by the Company or its insurers and acceptable to the Executive or the Executive's legal representative.

          3.2 Cause. The Company may terminate the Executive's employment during the Employment Period for Cause. For purposes of this Agreement, the term "Cause" shall mean: (i) the willful and continued failure of the Executive to perform substantially the Executive's duties with the Company as set forth in
Section 2.1.2, "Duties," (other than any such failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to the Executive by the Board, accompanied by a resolution adopted by the vote of two-thirds (2/3) of the entire Board, excluding the Executive, at a meeting of the Board held for such purpose, which resolution specifically identifies the manner in which the Board believes that the Executive has not substantially performed the Executive's duties and Executive has not cured any such failure to perform within thirty (30) business days of such demand; (ii) material violation of any of the Company's policies;
(iii) breach by the Executive of his obligations under this Agreement; or (iv) if the Executive is charged with illegal conduct by a governmental body or regulatory authority, or has engaged in gross misconduct that is materially injurious to the Company as determined by a resolution adopted by the vote of three-fourths (3/4) of the entire Board, excluding the Executive, at a meeting of the Board held for such purpose, which resolution specifically identifies the alleged illegal conduct or gross misconduct. For purposes of this provision, no act or failure to act, on the part of the Executive, shall be considered "willful" unless it is done, or omitted to be done, by the Executive in bad faith. The vote of the Board on the resolutions contemplated in (i) and (iv) of this Section 3.2 will not be taken until after written notice of not less than five (5) business days to the Executive of the meeting and an opportunity for Executive to be heard before the Board at such meeting.

          3.3 Good Reason. The Executive may terminate his employment for Good Reason at any time within ninety (90) days after the Executive first has actual knowledge of the occurrence of such Good Reason. For purposes of this Agreement, the term "Good Reason" shall mean:

               3.3.1 the assignment to the Executive of any duties that are not consistent with the duties set forth in Section 2.1.2, "Duties," or any other action by the Company that results in a material diminution in any of the Executive's positions as set forth in Section 2.1.1, "Position," or in the Executive's authority, duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Executive;

               3.3.2 any failure by the Company to comply with any of the provisions of Section 2.2, "Compensation," other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Executive;

               3.3.3 the Company's requiring the Executive, without the Executive's consent and full agreement, to be based at any office other than in the Bloomfield Hills, Michigan area or a position other than as provided in
Section 2.1.1;

               3.3.4 any purported termination by the Company of the Executive's employment otherwise than as expressly permitted by this Agreement;

               3.3.5 any action taken by the Company or its Board of Directors in connection with a "Change in Control," as defined in Section 4.5, "Change in Control," that results in the Executive being removed as the Vice President of the Company without the Executive's consent; or

               3.3.6 any failure by the Company to comply with and satisfy
Section 9.3.

          3.4 Notice of Termination. Any termination by the Company for Cause, or by the Executive for Good Reason, shall be communicated by Notice of Termination to the other party hereto given in accordance with Section 10.2 of this Agreement. For purposes of this Agreement, the term "Notice of Termination" means a written notice that:

               3.4.1 indicates the specific termination provision in this Agreement relied upon;

               3.4.2 to the extent applicable, sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated; and

               3.4.3 if the Date of Termination (as defined below) is other than the date of receipt of such notice, specifies the termination date, which date shall be not more than thirty (30) days after the giving of such notice. The failure by the Executive or the Company to set forth in the Notice of Termination any fact or circumstance which contributes to a showing of Good Reason or Cause shall not waive any right of the Executive or the Company, respectively, hereunder or preclude the Executive or the Company, respectively, from asserting such fact or circumstance in enforcing the rights of the Executive or the Company under this Agreement.

          3.5 Date of Termination. The term "Date of Termination" means:

               3.5.1 if the Executive's employment is terminated by the Company for Cause, or by the Executive for Good Reason, the date of receipt of the Notice of Termination or any later date specified therein, as the case may be;

               3.5.2 if the Executive's employment is terminated by the Company other than for Cause or Disability, the date on which the Company notifies the Executive of such termination; and

               3.5.3 if the Executive's employment is terminated by reason of death or Disability, the date of death of the Executive or the Disability Effective Date, as the case may be.

          3.6 Resignation as Director. If the Executive's employment under this Agreement is terminated for any reason, the Executive shall resign as a director of the Company and as a director, member and/or manager of all affiliates of the Company of which Executive is a director, member and/or manager. Such resignation will be effective (i) in the case of a termination by the Executive pursuant to Section 1, "Employment Agreement," or Section 3, "Termination of Employment," on the date the Executive delivers the relevant Notice of Termination in accordance with such Sections; (ii) in the case of a termination by the Company, on the date Executive receives the relevant Notice of Termination; and (iii) in the case of a termination for any other reason, no later than the relevant Termination Date.

     4. OBLIGATIONS OF THE COMPANY UPON TERMINATION.

          4.1 Termination for Good Reason, Other Than for Cause, Death or Disability. If, during the Employment Period, the Company shall terminate the Executive's employment other than for Cause, Death or Disability, or the Executive shall terminate employment for Good Reason, the Company shall pay to the Executive, or Executive's beneficiary as designated by him in writing to the Company, within thirty (30) days after the Date of Termination the aggregate of the amounts set forth in Section 4.1.2 through Section 4.1.6 in a lump sum in cash and shall pay the amounts due under Section 4.1.1 and Section 4.1.7 as provided in those Sections:

               4.1.1 the amount of Annual Base Salary compensation that would be payable to the Executive over a twenty-four (24) month period, provided that the Company will pay such amount to the Executive over the period that the compensation would have been due had the termination not occurred;

               4.1.2 any declared and accrued, but as of then unpaid, bonus or stock options grant (whether or not vested) to which the Execute would have received but for such termination. Additionally, any stock options owned or granted shall be deemed immediately vested, not forfeitable, and shall be the property of Executive, exercisable according to their terms for the balance of the term of years of the options;

               4.1.3 any accrued vacation pay;

               4.1.4 any amounts payable pursuant to the Company's Defined Benefit Pension Plan, 401(k) plan, including such amounts which would have accrued (whether or not vested) if the Executive's employment had continued after the Date of Termination for the period then remaining under this Agreement, as it may have been renewed as provided for in Section 1, "Employment Period";

               4.1.5 any other amounts or benefits required to be paid or provided or which the Executive is eligible to receive under any plan, program, policy or practice or contract or agreement of the Company (such other amounts and benefits shall be referred to as the "Other Benefits");

               4.1.6 for the remaining term of this Agreement, as it may have been renewed pursuant to Section 1, "Employment Period," or such longer period as may be provided by the terms of the appropriate plan, program, practice or policy, the Company shall continue benefits to the Executive and/or the Executive's family at least equal to those which would have been provided to them in accordance with Section 2.2.5, "Welfare Benefit Plans," of this Agreement if the Executive's employment had not been terminated or, if more favorable to the Executive, as in effect generally at any time thereafter with respect to other executives of the Company and their families, provided, however, that if the Executive becomes re-employed with another employer and is eligible to receive medical or other welfare benefits under another employer-provided plan, the medical and other welfare benefits described herein shall be secondary to those provided under such other plan during such applicable period of eligibility, and for purposes of determining eligibility (but not the time of commencement of benefits) of the Executive for retiree benefits pursuant to such plans, practices, programs and policies, the Executive shall be considered to have remained employed for the remaining term of this Agreement, as it may have been renewed pursuant to Section 1, "Employment Period," and to have retired on the last day of such period.

          4.2 Death. If the Executive's employment is terminated by reason of the Executive's death during the Employment Period, this Agreement shall terminate without further obligations to the Executive's legal representatives under this Agreement, other than for (i) payment of any death benefit compensation under other contracts; (ii) payment of the amounts due under the term life insurance policy described in Section 2.2.4, "Incentive Savings and Retirement Plans"; (iii) full vesting and non-forfeiture of stock options granted to Executive; and (iv) the timely payment or provision of Other Benefits. Such amounts shall be paid to the Executive's estate or beneficiary, as applicable, in a lump sum in cash within thirty (30) days of the Date of Termination. The term "Other Benefits" as utilized in this Section 4.2 shall include, without limitation, and the Executive's estate and/or beneficiaries shall be entitled to receive, benefits at least equal to the most favorable benefits provided by the Company to the estates and beneficiaries of other executives of the Company under such plans, programs, practices and policies relating to death benefits, if any, as in effect with respect to other executives and their beneficiaries at any time during the one hundred twenty
(120) day period immediately preceding the Effective Date or, if more favorable to the Executive's estate and/or the Executive's beneficiaries, as in effect on the date of the Executive's death with respect to other executives of the Company and their beneficiaries.

          4.3 Disability. If the Executive's employment is terminated by reason of the Executive's Disability under Section 3.1, "Death or Disability," during the Employment Period, this Agreement shall terminate without further obligations to the Company, other than for the timely payment or provision of
(i) Base Salary through the Termination Date; (ii) accrued bonus through the Termination Date; (iii) payment of pension, 401(k), and Other Disability Benefits; (iv) full vesting and non-forfeiture of stock options; and (v) the receipt of fully-paid Welfare Benefit Plans under Section 2.2.5, "Welfare Benefit Plans," for the balance of the term of this Agreement. In addition, Executive shall be paid for the term of this Agreement at regular pay periods that amount equal to the difference between his Annual Base Salary and the disability insurance payment received by the disabled Executive under the Company's disability insurance program. The term "Other Benefits" as utilized in this Section 4.3 shall include, and the Executive shall be entitled after the Disability Effective Date to receive, disability and other benefits at least equal to the most favorable of those generally provided by the Company to disabled executives and/or their families in accordance with such plans, programs, practices and policies relating to disability, if any, as in effect generally with respect to other executives and their families at any time during the one hundred twenty (120) day period immediately preceding the Effective Date or, if more favorable to the Executive and/or the Executive's family, as in effect at any time thereafter generally with respect to other executives of the Company and their families.

          4.4 Termination by the Company for Cause; and Termination by the Executive for Other than for Good Reason. If the Executive's employment shall be terminated for Cause during the Employment Period, this Agreement shall terminate without further obligations to the Company other than the obligation to pay to the Executive: (i) the Annual Base Salary through the Date of Termination; (ii) the amount of any compensation previously deferred by the Executive; and (iii) Other Benefits under Sections 4.2, "Death," and Section 4.3, "Disability," in each case to the extent therefore unpaid. If the Executive voluntarily terminates employment during the Employment Period, excluding a termination for Good Reason by the Executive, this Agreement shall terminate without further obligations to the Company, other than for items (i), (ii) and
(iii) of this paragraph, accrued but unpaid vacation leave, and the timely payment or provision of Other Benefits. In such case, all accrued obligations shall be paid to the Executive in a lump sum in cash within thirty (30) days of the Date of Termination. A termination of the Executive by the Company for Cause or a termination by the Executive for other than Good Reason shall not affect the status of any vested stock options.

          4.5 Change in Control. If, during the term of this Agreement and within one year after a "Change in Control," as defined below, the Company shall terminate the Executive's employment other than for Cause, Death or Disability or the Executive shall terminate employment for Good Reason, the Company shall
(i) pay to the Executive the amount of compensation that would have been payable to the Executive over the period then remaining under this Agreement and on the same schedule as such payments would have been due had the termination not occurred, provided that the Company shall pay the Executive for a minimum of twenty-four (24) months on this basis; and (ii) cause all stock options issued to the Executive that have not vested as of the termination to be immediately vested.

               4.5.1 The term "Change in Control" shall mean an event or the last of a series of related events by which:

               4.5.2 the Company merges or consolidates with or into another entity or completes any other corporate reorganization, if more than fifty percent (50%) of the combined voting power of the continuing or surviving entity's securities outstanding immediately after such merger, consolidation or other reorganization is owned by persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization; or

               4.5.3 the Company sells, transfers or otherwise disposes of all or substantially all of the consolidated assets of the Company or its subsidiaries and the Company does not own stock in the purchaser or purchasers having more than fifty percent (50%) of the voting power in elections for directors; or

               4.5.4 the composition of the Board changes, as a result of which fewer than one half of the incumbent directors are directors who either:

                    (i) had been directors of the Company twenty-four (24) months prior to such change; or

                    (ii) were elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the directors who had been directors of the Company twenty-four (24) months prior to such change and who were still in office at the time of the election or nomination.

A transaction shall not constitute a Change of Control if (i) its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the Persons who held the Company's securities immediately before such transaction or (ii) the Company acquires another corporation or entity through the purchase or other acquisition of control of the voting stock or assets of such corporation or entity; or

               4.5.5 any Person acquires direct or indirect beneficial ownership of more than thirty-three percent (33%) of the voting power of the Company, whether in a single transaction or a series of transactions.

               4.5.6 As used in this Agreement, a "Person" means any "person," as that term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended, together with all of that person's "affiliates" and "associates," as those terms are defined in Rule 12b-2 of such Act.

          4.6 Life Insurance and Health Plan Coverage. If, during the term of this Agreement, the Executive's employment terminates for any reason other than for Cause, the Company shall provide the Executive coverage for a continuation period beginning on the Effective Date and ending on the earlier of (i) balance of the Employment Period plus six months, but not more than a total of two (2) years; or (ii) the date of the Executive's death. During the Continuation Period, the Executive (and, where applicable, the Executive's dependents) shall be entitled to continue participation in the group term life insurance plan and in the health care plan for employees maintained by the Company as if the Employee were still an employee of the Company. The coverage provided under this
Section 4.6. shall run concurrently with and shall be offset against any continuation coverage under Part 6 of Title I of the Employee Retirement Income Security Act of 1974, as amended. Where applicable, the Executive's compensation for purposes of such plans shall be deemed to be equal to the Executive's compensation (as defined in such plans) in effect on the date of the employment termination. To the extent that the Company finds it undesirable to cover the Executive under the group life insurance and health plans of the Company, the Company shall provide the Executive (at its own expense) with the same level of coverage under individual policies or if the Executive has elected to provide his own coverage under the foregoing plans as contemplated by Section 2.2.5, "Welfare Benefit Plans," the Company will reimburse the Executive for the cost of such coverage for the same term provided in the first sentence of this
Section 4.6 and at the same rate as the Company had done prior to the termination.

     5. NON-EXCLUSIVITY OF RIGHTS. Nothing in this Agreement shall prevent or limit the Executive's continuing or future participation in any plan, program, policy or practice provided by the Company and for which the Executive may qualify, nor, subject to Section 4, "Obligations of the Company Upon Termination," shall anything herein limit or otherwise affect such rights as the Executive may have under any other contract or agreement with the Company. Amounts which are vested benefits or which the Executive is otherwise entitled to receive under any plan, policy, practice or program of or any contract or agreement with the Company at or subsequent to the Date of Termination shall be payable in accordance with such plan, policy, practice or program or contract or agreement except as explicitly modified by this Agreement. Executive is currently a party to, and in the future may be a party to other, employment arrangements, agreements, and incentive plans, including but not limited to, a death benefit plan, stock option agreements, and a change of control agreement. This Agreement shall not supersede any of the terms or conditions of such other agreements. To the extent of any inconsistency in these agreements, the agreements shall be interpreted and applied in the way to confer upon the Executive the greatest benefits. The agreements shall be read and applied consistent with each other, but in the event of a conflict, the terms most favorable to the Executive will be applied from the various provisions of the agreements in the aggregate.

     6. FULL SETTLEMENT; LEGAL FEES. The Company's obligation to make the payments provided for in this Agreement and otherwise to perform its obligations hereunder shall be subject to any set-off, counterclaim, recoupment, defense or other claim, right or action that the Company may have against the Executive. In no event shall the Executive be obligated to seek other employment or take any other action by way of mitigation of the amounts payable to the Executive under any of the provisions of this Agreement and except as specifically provided in
Section 4.1.6, such amounts shall not be reduced whether or not the Executive obtains other employment. Provided that the Executive is the prevailing party, the Company will reimburse the Executive to the full extent permitted by law, all legal fees and expenses that the Executive may reasonably incur as a result of any contest by the Company, the Executive or others of the validity or enforceability of, or liability or entitlement under, any provision of this Agreement or any guarantee of performance thereof (whether such contest is between the Company and the Executive or between either of them and any third party, and including as a result of any contest by the Executive about the amount of any payment pursuant to this Agreement), plus in each case interest on any delayed payment at the applicable Federal rate ("Applicable Federal Rate") provided for in Section 7872(f)(2)(A) of the Internal Revenue Code of 1986, as amended (the "Code").

     7. CONFIDENTIAL INFORMATION; NONCOMPETITION.

          7.1 Nondisclosure. The Executive shall hold in fiduciary capacity for the benefit of the Company all secret, proprietary or Confidential Information, knowledge or data relating to the Company and its businesses, which shall have been obtained by the Executive during the Executive's employment by the Company. During the period the Executive is employed with the Company, and after termination of the Executive's employment with the Company, the Executive shall not, without the prior written consent of the Company or as may otherwise be required by law or legal process, communicate or divulge any such information, knowledge or data to anyone other than the Company and those designated by it. The restrictions set forth in this Section 7 will not apply to information which is generally known to the public or in the trade, unless such knowledge results from an unauthorized disclosure by the Executive or representatives of the Executive in violation of this Agreement. This exception will not affect the application of any other provisions of this Agreement to such information in accordance with the terms of such provision. All documents and tangible things embodying or containing Confidential Information are the Company's exclusive property. The Executive will protect the confidentiality of their content and will return all copies, facsimiles and specimens of them and any other form of Confidential Information in the Executive's possession, custody or control to the Company before leaving the employment with the Company.

          7.2 Definition of Confidential Information. The term "Confidential Information" includes all information of any nature and in any form which at the time or times concerned is not generally known to the public, other than by act or acts of an employee not authorized by Company to disclose such information, and which relates to any one or more of the aspects of the present and past business of Company or any of its predecessors, including, but not limited to, patents and patent applications, inventions and improvements, whether patentable or not, development projects, policies, processes, formulas, techniques, know-how and other facts relating to sales, advertising, franchising, promotions, financial matters, customers, customer lists, customer purchases or requirements, licenses or trade secrets.

          7.3 Competition. During the term of the Executive's employment with the Company, and for the period during which he receives compensation from the Company under Section 4.1.1 after the termination of his employment with the Company, the Executive will not, directly or indirectly, engage, participate or invest in or be employed by any business anywhere in the world which:

               7.3.1 develops or manufactures products that are competitive with or similar to products developed or manufactured by the Company; or

               7.3.2 distributes, markets or otherwise sells products manufactured by others which are competitive with or similar to products distributed, marketed or sold by the Company; or provides services which are competitive with or similar to services provided by the Company, including, in each case, any products or services the Company has under development or which are the subject of active planning at any time during the term of the Executive's employment.

          The foregoing restriction shall apply regardless of the capacity in which the Executive engages or engaged, participates or participated, or invests or invested in or is employed by a given business, whether as owner, partner, shareholder, consultant, agent, Executive, co-venturer or otherwise. In addition, during the term of the Executive's employment with the Company, and for a period of twelve (12) months thereafter, the Executive will not, directly or indirectly, without the prior written consent of the Company, solicit for hire with any business any person who is employed by the Company at such time or was employed by the Company within the preceding twelve (12) months. The provisions of this Section 7 shall not prevent the Executive from acquiring or holding publicly traded stock or other publicly traded securities of a business, so long as the Executive's ownership does not exceed ten percent (10%) of the outstanding securities of such company of the same class as those held by the Executive or from engaging in any activity or having an ownership interest in any business that is reviewed by the Board. The Executive understands that the restrictions set out in this Section 7 are intended to protect the Company's interest in its secret, proprietary or Confidential Information and established customer relationships and goodwill, and agrees that such restrictions are reasonable and appropriate for this purpose.

          7.4 Damages. The Executive agrees that it would be difficult to measure any damages caused to the Company which might result from any breach by the Executive of the promises set forth in this Agreement, and that in any event money damages would be an inadequate remedy for any such breach. Accordingly, the Executive agrees that in the case of breach, or proposed breach, of any portion of this Agreement, the Company shall be entitled, in addition to all other remedies that it may have, to an injunction or other appropriate equitable relief to restrain any such breach without showing or proving any actual damage to the Company.

     8. DISPUTE RESOLUTION. If there shall be any dispute between the Company and the Executive (i) in the event of any termination of the Executive's employment by the Company, provided such termination was not for Cause, or (ii) otherwise arising out of this Agreement, the dispute will be resolved in accordance with the dispute resolution procedures set forth in Exhibit A attached to this Agreement, the provisions of which are incorporated as a part of this Agreement, and the parties of this Agreement agree that such dispute resolution procedures will be the exclusive method for resolution of disputes under this Agreement; provided, however, that (a) either party may seek preliminary judicial relief if, in such party's judgment, such action is necessary to avoid irreparable injury during the pendency of such procedures, and (b) nothing in Exhibit A will prevent either party from exercising the rights of termination set forth in this Agreement. IT IS EXPRESSLY UNDERSTOOD THAT BY SIGNING THIS AGREEMENT, WHICH INCORPORATES BINDING ARBITRATION, THE COMPANY AND EXECUTIVE AGREE, EXCEPT AS SPECIFICALLY PROVIDED OTHERWISE IN
SECTION 7, "CONFIDENTIAL INFORMATION; NONCOMPETITION," AND THIS SECTION 8, TO WAIVE COURT OR JURY TRIAL AND TO WAIVE PUNITIVE, STATUTORY, CONSEQUENTIAL, AND ANY DAMAGES, OTHER THAN COMPENSATORY DAMAGES.

     9. SUCCESSORS.

          9.1 This Agreement is personal to the Executive and without the prior written consent of the Company shall not be assigned by the Executive otherwise than by will or the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by the Executive's legal representatives.

          9.2 This Agreement shall inure to the benefit of and be binding upon the Company and its successors and assigns.

          9.3 The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to assume expressly and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. As used in this Agreement, the term "Company" shall mean the Company as defined above and any successor to its business and/or assets as aforesaid which assumes and agrees to perform this Agreement by operation of law, or otherwise.

     10. MISCELLANEOUS.

          10.1 This Agreement shall be governed by and construed in accordance with the laws of the State of Michigan, without reference to principles of conflict of laws. The captions of this Agreement are set forth for convenience only and shall have no separate force or effect. This Agreement may not be amended or modified otherwise than by a written agreement executed by the parties hereto or their respective successors and legal representatives.

          10.2 All notices and other communications hereunder shall be in writing and shall be given by hand delivery to the other party or by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

                              If to the Executive:

                              Adam S. Tracy
                              511 Jacob Way, Suite 203
                              Rochester, Michigan 48307

                              If to the Company:

                              Ecology Coatings, Inc.
                              ATTN: President
                              1238 Brittain Road
                              Akron, Ohio 44310

                              With a copy to:

                              Chairman - Compensation Committee of
                              the Board of Directors
                              c/o Ecology Coatings, Inc.
                              35980 Woodward Avenue, Suite 200
                              Bloomfield Hills, Michigan 48304

or to such other address as either party shall have furnished to the other in writing in accordance herewith. Notice and communications shall be effective when actually received by the addressee.

          10.3 The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

          10.4 The Company may withhold from any amounts payable under this Agreement such Federal, state, local or foreign taxes as shall be required to be withheld pursuant to any applicable law or regulation.

          10.5 The failure of the Executive or the Company to insist upon strict compliance with any provision hereof or any other provision of this Agreement or the failure to assert any right the Executive or the Company may have hereunder, including, without limitation, shall not be deemed to be a waiver of such provision or right or any other provision or right of this Agreement, except that if the Executive chooses to terminate employment for Good Reason pursuant to Section 3.3, "Good Reason," and complies with the provisions of Section 3, "Termination of Employment," the Executive shall only be entitled to compensation and benefits applicable to such event of termination.

     IN WITNESS WHEREOF, pursuant to the authorization from its Compensation Committee and Board of Directors, the Company has caused this Agreement to be executed in its name on its behalf, as of the dates first above written.

                                        COMPANY:

                                        ECOLOGY COATINGS, INC.


                                        By
                                           -------------------------------------
                                           Richard D. Stromback, Chairman


                                        EXECUTIVE:


                                        By
                                           -------------------------------------
                                           Adam S. Tracy, Esq.

                                    EXHIBIT A

                          DISPUTE RESOLUTION PROCEDURES

     1. If a controversy arises that is covered by Section 8, "Dispute Resolution," of the Agreement, then not later than twelve (12) months from the date of the event that is the subject of dispute either party may serve on the other a written notice specifying the existence of such controversy and setting forth in reasonably specific detail the grounds of the notice ("Notice of Controversy"); provided that, in any event, the other party will have at least thirty (30) days from and after the date of the Notice of Controversy to serve a written notice of any counterclaim ("Notice of Counterclaim"). The Notice of Counterclaim will specify the claim or claims in reasonably specific detail. If the Notice of Controversy or the Notice of Counterclaim, as the case may be, is not served within the applicable period, the claim set forth therein will be deemed to have been waived, abandoned and rendered unenforceable.

     2. For a three (3) week period following receipt of the Notice of Controversy or the Notice of Counterclaim, as the case may be, the parties will make a good faith effort to resolve the dispute through negotiation ("Period of Negotiation"). Neither party will take any action during the Period of Negotiation to initiate arbitration proceedings.

     3. If the parties agree during the Period of Negotiation to mediate the dispute, then the Period of Negotiation will be extended by an amount of time to be agreed upon by the parties to permit such mediation. In no event, however, may the Period of Negotiation be extended by more than five weeks or, stated differently, in no event may the Period of Negotiation be extended to encompass more than a total of eight weeks.

     4. If the parties agree to mediate the dispute but are thereafter unable to agree within a week on the format and procedures for the mediation, then the effort to mediate will cease, and the period of Negotiation will terminate four weeks from the Notice of Controversy or the Notice of Counterclaim, as the case may be.

     5. Following the termination of the Period of Negotiation, the dispute, including the main claim and counterclaim, if any, will be settled by arbitration, governed by the Federal Arbitration Act, 9 U.S.C. Section 1 et seq. ("FAA"), and judgment upon the award may be entered in any court having jurisdiction. The format and procedures of the arbitration are set forth below (referred to below as the "Arbitration Agreement").

     6. A notice of intention to arbitrate ("Notice of Arbitration") will be served within forty-five (45) days of the termination of the Period of Negotiation. If the Notice of Arbitration is not served within this period, the claim set forth in the Notice of Controversy or the Notice of Counterclaim, as the case may be, will be deemed to have been waived, abandoned and rendered unenforceable.

     7. The arbitration, including the Notice of Arbitration, will be governed by the Commercial Rules of the American Arbitration Association ("AAA") in effect on the date of the Notice of Arbitration, except that the terms of this Arbitration Agreement will control in the event of any difference or conflict between such Rules and the terms of this Arbitration Agreement.

     8. The arbitrator will reach a decision on the merits on the basis of applicable legal principles as embodied in the law of the State of Michigan. The arbitration hearing will take place in Detroit, Michigan.

     9. There will be one arbitrator, regardless of the amount in controversy. The arbitrator selected, in order to be eligible to serve, will be a lawyer in Detroit, Michigan with at least fifteen (15) years experience specializing in either general commercial litigation or general corporate and commercial matters. In the event the parties cannot agree on a mutually acceptable single arbitrator from the list submitted by the AAA, the AAA will appoint the arbitrator who will meet the foregoing criteria.

     10. At the time of appointment and as a condition of the appointment, the arbitrator will be apprised of the time limitations and other provisions of this Arbitration Agreement and will indicate such dispute resolver's agreement to the Tribunal Administrator to comply with such provisions and time limitations.

     11. During the thirty (30) day period following appointment of the arbitrator, either party may serve on the other a request for limited numbers of documents directly related to the dispute. Such documents will be produced within seven (7) days of the request.

     12. Following the thirty-day period of document production, there will be a forty-five (45) day period during which limited depositions will be permissible. Neither party will take more than five (5) depositions, and no deposition will exceed three (3) hours of direct testimony.

     13. Disputes as to discovery or prehearing matters of a procedural nature will be promptly submitted to the arbitrator pursuant to telephone conference call or otherwise. The arbitrator will make every effort to render a ruling on such interim matters at the time of the hearing (or conference call) or within five (5) business days thereafter.

     14. Following the period of depositions, the arbitration hearing will promptly commence. The arbitrator will make every effort to commence the hearing within thirty (30) days of the conclusion of the deposition period and, in addition, will make every effort to conduct the hearing on consecutive business days to conclusion.

     15. An award will be rendered, at the latest, within nine (9) months of the date of the Notice of Arbitration and within thirty (30) days of the close of the arbitration hearing. The award will set forth the grounds for the decision (findings of fact and conclusions of law) in reasonably specific detail. The award will be final and nonappealable except as provided in the FAA and except that a court of competent jurisdiction will have the power to review whether, as a matter of law, based upon the findings of fact by the arbitrator, the award should be confirmed or should be modified or vacated in order to correct any errors of law made by the arbitrator. Such judicial review will be limited to issues of law, and the parties agree that the findings of fact made by the arbitrator will be final and binding on the parties and will serve as the facts to be relied upon by the court in determining the extent to which the award should be confirmed, modified or vacated.

     The award may only be made for compensatory damages, and if any other damages (whether exemplary, punitive, consequential, statutory or other) are included, the award will be vacated and remanded, or modified or corrected, as appropriate to promote this damage limitation.

                                   EXHIBIT "B"

     THESE SECURITIES MAY NOT BE OFFERED OR SOLD UNLESS AT THE TIME OF SUCH OFFER OR SALE, THE PERSON MAKING SUCH OFFER OR SALE DELIVERS A PROSPECTUS MEETING THE REQUIREMENTS OF SECTION 10 OF THE SECURITIES ACT OF 1933, AS
         AMENDED ("ACT"), FORMING A PART OF A REGISTRATION STATEMENT, OR POST-EFFECTIVE AMENDMENT THERETO, WHICH IS EFFECTIVE UNDER SAID ACT, UNLESS IN THE OPINION OF COUNSEL TO THE CORPORATION, SUCH OFFER AND SALE IS EXEMPT
                  FROM THE PROVISIONS OF SECTION 5 OF SAID ACT.

                             ECOLOGY COATINGS, INC.

                                  STOCK OPTION

     This Stock Option Agreement (the "Agreement") is made and entered into as of this 1st day of July, 2007 ("Grant Date") between ECOLOGY COATINGS, INC., a California corporation (the "Company"), and ADAM S. TRACY (the "Holder").

     WHEREAS, the Company, through its Board of Directors (the "Board"), is issuing this option to Holder in connection with various consulting services rendered by the Holder to the Company, which services are deemed to have a value of $500.00; and

     WHEREAS, by this Agreement, the Company and the Holder desire to set forth terms upon which the Company will grant to the Holder and the Holder will accept from the Company this Option.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein, the Company and the Holder hereby agree as follows:

1. GRANT AND TERM OF THE OPTION.

     1.1 Grant of Stock Option. Subject to the terms and conditions of this Agreement, the Company grants to the Holder the right and option (the "Option") to purchase from the Company all or any part of an aggregate of TWENTY FIVE THOUSAND (25,000) shares of its Common Stock, authorized but unissued or, at the option of the Company, treasury if available (the "Shares") of Common Stock, par value $.001 per share, at a price of $2.00 per share (the "Purchase Price"), as adjusted from time to time pursuant to the provisions hereunder set forth. This Option is not granted under any stock option plan of the Company.

     1.2 Time of Exercise. Subject to the provisions of Sections 1.5, "Transfer and Assignment," and 3.1, "Registration and Legends," this Option may be exercised at any time and from time to time after 9:00 a.m., E.S.T., on July 1, 2007 (the "Exercise Commencement Date") and will terminate at 5:00 p.m., E.S.T., on July 1, 2017 (the "Expiration Date").

     1.3 Manner of Exercise.

          1.3.1 The Holder may exercise this Option, in whole or in part, upon surrender of this Option with the form of subscription attached hereto duly executed to the Company at its corporate office together with the full Purchase Price payable in cash.

          1.3.2 Upon receipt of this Option with the form of subscription duly executed and accompanied by payment of the aggregate Purchase Price for the Shares for which this Option is then being exercised, the Company shall cause to be issued certificates or other evidence of ownership for the total number of whole Shares for which this Option is being exercised in such denominations as are required for delivery to the Holder, and the Company shall thereupon deliver such documents to the Holder or its nominee.

          1.3.3 If the Holder exercises this Option with respect to fewer than all of the Shares that may be purchased under this Option, the Company shall execute a new Option for the balance of the Shares that may be purchased upon exercise of this Option and deliver such new Option to the Holder.

          1.3.4 The Company covenants and agrees to pay when due and payable any and all taxes that may be payable in respect of the issue of this Option, or the issue of any Shares upon the exercise of this Option. The Company shall not, however, be required to pay any tax that may be payable in respect of any transfer involved in the issuance or delivery of this Option or of the Shares in a name other than that of the Holder at the time of surrender, and until the payment of such tax, the Company shall not be required to issue such Shares.

          1.3.5 The Company shall, at the time of any exercise of all or part of this Option, upon the request of the Holder hereof, acknowledge in writing its continuing obligation to afford to such Holder any rights to which such Holders shall continue to be entitled after such exercise in accordance with the provisions of this Option, provided that if the Holder of this Option fails to make any such request, such failure shall not affect the continuing obligations of the Company to afford any such rights to such Holder.

     1.4 Exchange of Option. This Option may be split-up, combined or exchanged for another Option or Options of like tenor to purchase a like aggregate number of Shares. If the Holder desires to split-up, combine or exchange this Option, it shall make such request in writing delivered to the Company at its corporate office and shall surrender this Option and any other Options to be so split-up, combined or exchanged, the Company shall execute and deliver to the person entitled thereto an Option or Options, as the case may be, as so requested. The Company shall not be required to effect any split-up, combination or exchange which will result in the issuance of an Option entitling the Holder to purchase upon exercise a fraction of a Share. The Company may require the Holder to pay a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any split-up, combination or exchange of Options. The term "Option" as used herein includes any Options issued in substitution for or replacement of this Option, or into which this Option may be divided or exchanged.

     1.5 Holder as Owner. Prior to due presentment for registration of transfer of this Option, the Company may deem and treat the Holder as the absolute owner of this Option (notwithstanding any notation of ownership or other writing hereon) for the purpose of any exercise hereof and for all other purposes, and the Company shall not be affected by any notice to the contrary. Irrespective of the date of issue and delivery of certificates for any Shares issuable upon the exercise of the Option, each person in whose name any such certificate is issued shall be deemed to have become the holder of record of the Shares represented thereby on the date on which all or a portion of the Option surrendered in connection with the subscription therefore was surrendered and payment of the purchase price was tendered. No surrender of all or a portion of the Option on any date when the stock transfer books of the Company are closed, however, shall be effective to constitute the person or persons entitled to receive Shares upon such surrender as the record holder of such Shares on such date, but such person or persons shall be constituted the record holder or holders of such Shares at the close of business on the next succeeding date on which the stock transfer books are opened. Each person holding any Shares received upon exercise of Option shall be entitled to receive only dividends or distributions payable to holders of record on or after the date on which such person shall be deemed to have become the holder of record of such Shares.

     1.6 Transfer and Assignment. This Option may not be sold, hypothecated, exercised, assigned or transferred except in accordance with and subject to the provisions of the Securities Act of 1933, as amended ("Act") and only upon the consent of the Company.

     1.7 Method for Assignment. Any assignment permitted under this Option shall be made by surrender of this Option to the Company at its principal office with the form of assignment attached hereto duly executed and funds sufficient to pay any transfer tax. In such event, the Company shall, without charge, execute and deliver a new Option in the name of the assignee designated in such instrument of assignment and this Option shall promptly be canceled. This Option may be divided or combined with other Options that carry the same rights upon presentation thereof at the corporate office of the Company together with a written notice signed by the Holder, specifying the names and denominations in which such new Options are to be issued.

     1.8 Rights of Holder. Nothing contained in this Option shall be construed as conferring upon the Holder the right to vote or consent or receive notice as a stockholder in respect of any meetings of stockholders for the election of directors or any other matter, or as having any rights whatsoever as a stockholder of the Company. If, however, at any time prior to the expiration of this Option and prior to its exercise, any of the following shall occur:

          1.8.1 The Company shall take a record of the holders of its shares of Common Stock for the purpose of entitling them to receive a dividend or distribution payable otherwise than in cash, or a cash dividend or distribution payable otherwise than out of current or retained earnings, as indicated by the accounting treatment of such dividend or distribution on the books of the Company;

          1.8.2 The Company shall offer to the holders of its Common Stock any additional shares of capital stock of the Company or securities convertible into or exchangeable for shares of capital stock of the Company, or any option, right or warrant to subscribe therefore;

          1.8.3 There shall be proposed any capital reorganization or reclassification of the Common Stock, or a sale of all or substantially all of the assets of the Company, or a consolidation or merger of the Company with another entity; or

          1.8.4 There shall be proposed a voluntary or involuntary dissolution, liquidation or winding up of the Company; then, in any one or more of said cases, the Company shall cause to be mailed to the Holder, at the earliest practicable time (and, in any event, not less than thirty (30) days before any record date or other date set for definitive action), written notice of the date on which the books of the Company shall close or a record shall be taken to determine the stockholders entitled to such dividend, distribution, convertible or exchangeable securities or subscription rights, or entitled to vote on such reorganization, reclassification, sale, consolidation, merger, dissolution, liquidation or winding up, as the case may be. Such notice shall also set forth such facts as shall indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Purchase Price and the kind and amount of the Common Stock and other securities and property deliverable upon exercise of this Option. Such notice shall also specify the date as of which the holders of the Common Stock of record shall participate in said distribution or subscription rights or shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, sale, consolidation, merger, dissolution, liquidation or winding up, as the case may be (on which date, in the event of voluntary or involuntary dissolution, liquidation or winding up of the Company, the right to exercise this Option shall terminate). Without limiting the obligation of the Company to provide notice to the holder of actions hereunder, it is agreed that failure of the Company to give notice shall not invalidate such action of the Company.

     1.9 Lost Option. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Option, and, in the case of loss, theft or destruction of reasonably satisfactory indemnification, including a surety bond if required by the Company, and upon surrender and cancellation of this Option, if mutilated, the Company will cause to be executed and delivered a new Option of like tenor and date. Any such new Option executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not this Option so lost, stolen, destroyed, or mutilated shall be at any time enforceable by anyone.

     1.10 Covenants of the Company. The Company covenants and agrees as follows:

          1.10.1 At all times it shall reserve and keep available for the exercise of this Option into Common Stock such number of authorized shares of Common Stock as are sufficient to permit the exercise in full of this Option into Common Stock; and

          1.10.2 All Shares issued upon exercise of the Option shall be duly authorized, validly issued and outstanding, fully-paid and non-assessable.

2. Adjustment of Purchase Price and Number of Shares Purchasable Upon Exercise.

     2.1 Recapitalization. The number of Shares purchasable on exercise of this Option and the purchase price therefore shall be subject to adjustment from time to time in the event that the Company shall: (i) pay a dividend in, or make a distribution of, shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares, (iii) combine its outstanding shares of Common Stock into a smaller number of shares, or (iv) spin-off a subsidiary by distributing, as a dividend or otherwise, shares of the subsidiary to its stockholders. In any such case, the total number of shares purchasable on exercise of this Option immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive, at the same aggregate purchase price, the number of shares of Common Stock that the Holder would have owned or would have been entitled to receive immediately following the occurrence of any of the events described above had this Option been exercised in full immediately prior to the occurrence (or applicable record date) of such event. An adjustment made pursuant to this Section 2 shall, in the case of a stock dividend or distribution, be made as of the record date and, in the case of a subdivision or combination, be made as of the effective date thereof. If, as a result of any adjustment pursuant to this Section 2, the Holder shall become entitled to receive shares of two or more classes of series of securities of the Company, the Board of Directors of the Company shall equitably determine the allocation of the adjusted purchase price between or among shares or other units of such classes or series and shall notify the Holder of such allocation.

     2.2 Merger or Consolidation. In the event of any reorganization or recapitalization of the Company or in the event the Company consolidates with or merges into another entity or transfers all or substantially all of its assets to another entity, then and in each such event, the Holder, on exercise of this Option as provided herein, at any time after the consummation of such reorganization, recapitalization, consolidation, merger or transfer, shall be entitled, and the documents executed to effectuate such event shall so provide, to receive the stock or other securities or property to which the Holder would have been entitled upon such consummation if the Holder had exercised this Option immediately prior thereto. In such case, the terms of this Option shall survive the consummation of any such reorganization, recapitalization, consolidation, merger or transfer and shall be applicable to the shares of stock or other securities or property receivable on the exercise of this Option after such consummation and as an exchange for a larger or smaller number of shares, as the case may be.

     2.3 Notice of Dissolution or Liquidation. Except as otherwise provided in
Section 2.2, "Merger or Consolidation," in the case of any sale or conveyance of all or substantially all of the assets of the Company in connection with a plan of complete liquidation of the Company, or in the case of the dissolution, liquidation or winding-up of the Company, all rights under this Option shall terminate on a date fixed by the Company, such date so fixed to be not earlier than the date of the commencement of the proceedings for such dissolution, liquidation or winding-up and not later than thirty (30) days after such commencement date. Notice of such termination of purchase rights shall be given to the Holder at least thirty (30) days prior to such termination date.

     2.4 Statement of Adjustment. Any adjustment pursuant to the provisions of this Section 2 shall be made on the basis of the number of Shares which the Holder would have been entitled to acquire by exercise of this Option immediately prior to the event giving rise to such adjustment and as to the Purchase Price in effect immediately prior to the rise to such adjustment. Whenever any such adjustment is required to be made, the Company shall forthwith determine the new number of Shares which the Holder hereof shall be entitled to purchase hereunder and/or such new Purchase Price and shall prepare, retain on file and transmit to the Holder within ten (10) days after such preparation a statement describing in reasonable detail the method used in calculating such adjustment.

     2.5 No Fractional Shares. The Company shall not issue any fraction of a Share in connection with the exercise of this Option, and in any case where the Holder would, except for the provisions of this Section 2.5, be entitled under the terms of this Option to receive a fraction of a Share upon such exercise, the Company shall upon the exercise and receipt of the Purchase Price, issue the largest number of whole Shares purchasable upon exercise of this Option. The Company shall not be required to make any cash or other adjustment in respect of such fraction of a Share to which the Holder would otherwise be entitled. The Holder, by the acceptance of this Option, expressly waives his right to receive a certificate for any fraction of a Share upon exercise hereof.

     2.6 No Change in Form Required. The form of Option need not be changed because of any change pursuant to this Section 2 in the Purchase Price or in the number of Shares purchasable upon the exercise of a Option, may state the same Purchase Price and the same number of shares of Preferred Stock as are stated in the Options initially issued pursuant to the Agreement.

3. REGISTRATION UNDER THE SECURITIES ACT OF 1933.

     3.1 Registration and Legends. The Holder understands that (i) the Company has not registered the Option or the Shares under the Act, or the applicable securities laws of any state in reliance on exemptions from registration and
(ii) such exemptions depend upon the Holder's investment intent at the time the Holder acquires the Option or the Shares. The Holder therefore represents and warrants that it is acquiring the Option, and will acquire the Shares, for the Holder's own account for investment and not with a view to distribution, assignment, resale or other transfer of the Option or the Shares. Because the Option and the Shares are not registered, the Holder is aware that the Holder must hold them indefinitely unless they are registered under the Act and any applicable securities laws or the Holder must obtain exemptions from such registration. Upon exercise, in part or in whole, of this Option, the Shares shall bear the following legend:

     The shares of Common Stock represented by this certificate have not been registered under the Act or any applicable state securities laws, and they may not be offered for sale, sold, transferred, pledged or hypothecated without an effective registration statement under the Act and under any applicable state securities laws, or an opinion of counsel, satisfactory to the company, that an exemption from such registration is available.

     3.2 No-Action Letter. The Company agrees that it will be satisfied that no post-effective amendment or new registration is required for the public sale of the Shares if it shall be presented with a letter from the Staff of the Securities and Exchange Commission (the "Commission"), stating in effect that, based upon stated facts which the Company shall have no reason to believe are not true in any material respect, the Staff will not recommend any action to the Commission if such Shares are offered and sold without delivery of a prospectus, and that, therefore, no Registration Statement under which such Shares are to be registered is required to be filed.

     3.3 INCLUSION IN COMPANY REGISTRATION STATEMENT.

          3.3.1 The Holder of this Option and/or Shares issued to the Holder pursuant to this Option without an effective registration statement ("Restricted Shares") under the Act will have the right to join with the Company to register the Restricted Shares and the Shares underlying this Option (the "Underlying Shares") in a future registration statement under the Act filed by the Company with the Commission, which includes a public offering of equity securities for cash, either for the account of the Company or for the account of any other person. This right to join with the Company in a registration statement is not applicable to a registration statement filed by the Company with the Commission on Form S-4, S-8 or any other inappropriate form. If, at any time, the Company proposes to file a registration statement as described above with the Commission, it may, in its sole discretion, offer to include in any such filing any proposed disposition of the Restricted Shares or the Underlying Shares. In such event, the Company will, at least thirty (30) days prior to such filing, give written notice of such proposed filing to the Holder's address appearing on the records of the Company. Within fifteen (15) days of receipt of the Company's notice of filing, the Holder may request registration of the Restricted Shares and/or Underlying Shares pursuant to a written request setting forth the intended method of distribution and such other data or information as the Company or its counsel shall reasonably require and such Restricted Shares and/or Underlying Shares shall be included in the registration statement to the maximum extent permissible. The Company shall supply the Holder with copies of such registration statement and of the prospectus included therein in such quantities as may be reasonably necessary for the purpose of the proposed disposition.

          3.3.2 If at the time of any request to register the Restricted Shares or Underlying Shares the Company is engaged or has fixed plans to be engaged within thirty (30) days of the date of the request in a registered public offering as to which the Restricted Shares or the Underlying Shares may be included or is involved in an activity, in the good faith determination of the underwriter, in the case of such offering, or the Board, in the case of such other activity, which would be adversely affected by the requested registration to the material detriment of the offering or the Company's activities, then the Company may, at its option, direct that the request be delayed for a period not in excess of six months from the effective date of such offering or the date of commencement of such proposed offering or such other material activity, as the case may be, unless the underwriter, in the case of the offering, or the Board, in the case of such other material activity, specifies a longer period.

     3.4 Covenants Regarding Registration. In connection with any registration under Section 3.1 hereof, the Company and the Holder covenant and agree as follows:

          3.4.1 The Company shall use its best efforts to have any Registration Statement declared effective at the earliest possible time, and shall furnish such number of prospectuses as shall be reasonably requested.

          3.4.2 The Company and the Holder shall pay their respective shares of all costs, fees, and expenses in connection with the Registration Statement under Section 3.3, "Inclusion in Company Registration Statement," in proportion to the dollar value of the securities being registered by each party, including, without limitation, the Company's legal and accounting fees, printing expenses, blue sky fees and expenses, except that the Company shall not pay for any of the following costs and expenses: (a) underwriting discounts and commissions allocable to the Shares, (b) state transfer taxes, (c) brokerage commissions, and (d) fees and expenses of counsel and accountants for the holders of the Shares.

          3.4.3 The Company will take all necessary action which may be required in qualifying or registering the Shares included in any Registration Statement for offering and sale under the securities or blue sky laws of such states as are requested by the holders of such Shares, provided that the Company shall not be obligated to execute or file any general consent to service or process or to qualify as a foreign corporation to do business under the laws of any such jurisdiction.

     3.5 Indemnity.

          3.5.1 The Company shall indemnify and hold harmless the Holder who is registering securities pursuant to this Section (the "Seller") and each underwriter, within the meaning of the Act, who may purchase from or sell for any Seller any of the Shares from and against any and all losses, claims, damages, and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in any post-effective amendment or new registration statement or any supplemented prospectus under the Act included therein required to be filed or furnished by reason of this Section, or caused by any omission or alleged omission to state therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any untrue statement or alleged untrue statement or omission or alleged omission based upon information furnished or required to be furnished in writing to the Company by such Seller or underwriter within the meaning of such Act; provided, however, that the indemnity agreement set forth in this Section 3.5 with respect to any prospectus which shall be subsequently amended prior to the written confirmation of sale of any Shares shall not inure to the benefit of any Seller or underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased such Shares which are the subject thereof (or to the benefit of any person controlling such Seller or underwriter), if such Seller or underwriter failed to send or give a copy of the prospectus as amended to such person at or prior to the written confirmation of the sale of such Shares and if such amended prospectus did not contain any untrue statement or alleged untrue statement or omission or alleged omission giving rise to such cause, claim, damage, or liability.

          3.5.2 The Seller who uses the procedures under Section 3 shall indemnify and secure the agreement of any underwriter which the Seller employs to indemnify the Company, its directors, each officer signing the related post-effective amendment or registration statement and each person, if any, who controls the Company, within the meaning of the Act from and against any losses, claims, damages, and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in any post-effective amendment or registration statement or any prospectus required to be filed or furnished by reason of this Section or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, insofar as such losses, claims, damages, or liabilities are caused by any untrue statement or alleged untrue statement or omission or alleged omission based upon information furnished in writing to the Company by any such Seller or underwriter expressly for use therein.

     3.6 Agreements. The agreements in this Section shall continue in effect regardless of the exercise and surrender of this Option.

4. RESERVATION OF SHARES. The Company shall at all times reserve, for the purpose of issuance on exercise of this Option such number of shares of Common Stock or such class or classes of capital stock or other securities as shall from time to time be sufficient to comply with this Option and the Company shall take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized and unissued Common Stock or such other class or classes of capital stock or other securities to such number as shall be sufficient for that purpose.

5. SURVIVAL. All agreements, covenants, representations and warranties herein shall survive the execution and delivery of this Option and any investigation at any time made by or on behalf of any parties hereto and the exercise, sale and purchase of this Option (and any other securities or property) issuable on exercise hereof.

6. REMEDIES. The Company agrees that the remedies at law of the Holder, in the event of any default or threatened default by the Company in the performance or compliance with any of the terms of this Option, may not be adequate and such terms may, in addition to and not in lieu of any other remedy, be specifically enforced by a decree of specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

7. OTHER MATTERS.

     7.1 Binding Effect. All the covenants and provisions of this Option by or for the benefit of the Company shall bind and inure to the benefit of its successors and assigns hereunder.

     7.2 Notices. Notices or demands pursuant to this Option to be given or made by the Holder to or on the Company shall be sufficiently given or made if sent by certified or registered mail, return receipt requested, postage prepaid, and addressed, until another address is designated in writing by the Company, as follows:

                              Ecology Coatings, Inc.
                              35980 Woodward Ave., Suite 200
                              Bloomfield Hills, Michigan 48304
                              Attn: President

Notices to the Holder provided for in this Option shall be deemed given or made by the Company if sent by certified or registered mail, return receipt requested, postage prepaid, and addressed to the Holder at the Holder's last known address as it shall appear on the books of the Company.

     7.3 Governing Law. The validity, interpretation and performance of this Option shall be governed by the laws of the State of Michigan.

     7.4 Parties Bound and Benefited. Nothing in this Option expressed and nothing that may be implied from any of the provisions hereof is intended, or shall be construed, to confer upon, or give to, any person or corporation other than the Company and the Holder any right, remedy or claim under promise or agreement hereof, and all covenants, conditions, stipulations, promises and agreements contained in this Option shall be for the sole and exclusive benefit of the Company and its successors and of the Holder, and his successors, heirs and assignees.

     7.5 Headings. The Article headings herein are for convenience only and are not part of this Option and shall not affect the interpretation thereof.

     7.6 Disputes or Disagreements. As a condition of granting of the Option herein granted, the Holder agrees, on Holder's behalf and on behalf of Holder's personal representatives, that any disputes or disagreements which may arise under or as a result of or pursuant to this Agreement, shall be determined by the Board, in its sole discretion, and that any interpretation by the Board under the terms of this Agreement shall be final, binding and conclusive.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties have executed this Option Agreement on the day and year first above written. This Agreement has been duly executed and delivered by the Holder and the Company to be effective on date first above written.

                                        ECOLOGY COATINGS, INC.


                                        By:
                                            ------------------------------------
                                            Richard D. Stromback
                                            Chairman


                                        Holder:


                                        ----------------------------------------
                                        ADAM S. TRACY

                                        Address: 511 Jacob Way, Suite 203
                                                 Rochester, Michigan 48307

                                  EXERCISE FORM

                             ECOLOGY COATINGS, INC.
                         35980 WOODWARD AVE., SUITE 200
                        BLOOMFIELD HILLS, MICHIGAN 48304
                                 ATTN: PRESIDENT

     The undersigned hereby irrevocably subscribes for the purchase of _____________________ (__________) Shares pursuant to and in accordance with the terms and conditions of this Option, and herewith makes payment, covering the purchase of the Shares, which should be delivered to the undersigned at the address stated below, and, if such number of Shares shall not be all of the Shares purchasable hereunder, then a new Option of like tenor for the balance of the remaining Shares purchasable under this Option be delivered to the undersigned at the address stated below.

     The undersigned agrees that: (1) the undersigned will not offer, sell, transfer or otherwise dispose of any such Shares, unless either (a) a registration statement, or post-effective amendment thereto, covering such Shares have been filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Act"), and such sale, transfer or other disposition is accompanied by a prospectus meeting the requirements of
Section 10 of the Act forming a part of such registration statement, or post-effective amendment thereto, which is in effect under the Act covering the Shares to be so sold, transferred or otherwise disposed of, or (b) counsel to the Company satisfactory to the undersigned has rendered an opinion in writing and addressed to the Company that such proposed offer, sale, transfer or other disposition of the Shares is exempt from the provisions of Section 5 of the Act in view of the circumstances of such proposed offer, sale, transfer or other disposition; (2) the Company may notify the transfer agent for its Common Stock that the certificates for the Common Stock acquired by the undersigned are not to be transferred unless the transfer agent receives advice from the Company that one or both of the conditions referred to in (1)(a) and (1)(b) above have been satisfied; and (3) the Company may affix the legend set forth in Section
3.1 of this Option to the certificates for Shares hereby subscribed for, if such legend is applicable.


Dated:                                  Signed:
       -----------------------------            --------------------------------

                                                Address:
                                                         -----------------------

                                                         -----------------------

                                                         -----------------------

                                   EXHIBIT "C"

     THESE SECURITIES MAY NOT BE OFFERED OR SOLD UNLESS AT THE TIME OF SUCH
         OFFER OR SALE, THE PERSON MAKING SUCH OFFER OR SALE DELIVERS A
       PROSPECTUS MEETING THE REQUIREMENTS OF SECTION 10 OF THE SECURITIES
        ACT OF 1933, AS AMENDED ("ACT"), FORMING A PART OF A REGISTRATION
       STATEMENT, OR POST-EFFECTIVE AMENDMENT THERETO, WHICH IS EFFECTIVE
      UNDER SAID ACT, UNLESS IN THE OPINION OF COUNSEL TO THE CORPORATION,
   SUCH OFFER AND SALE IS EXEMPT FROM THE PROVISIONS OF SECTION 5 OF SAID ACT.

                             ECOLOGY COATINGS, INC.

                                  STOCK OPTION

     This Stock Option Agreement (the "Agreement") is made and entered into as of this 1st day of July, 2007 ("Grant Date") between ECOLOGY COATINGS, INC., a California corporation (the "Company"), and ADAM S. TRACY (the "Holder").

     WHEREAS, the Company, through its Board of Directors (the "Board"), is issuing this option to Holder in connection with various consulting services rendered by the Holder to the Company, which services are deemed to have a value of $750.00; and

     WHEREAS, by this Agreement, the Company and the Holder desire to set forth terms upon which the Company will grant to the Holder and the Holder will accept from the Company this Option.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein, the Company and the Holder hereby agree as follows:

8. GRANT AND TERM OF THE OPTION.

     8.1 Grant of Stock Option. Subject to the terms and conditions of this Agreement, the Company grants to the Holder the right and option (the "Option") to purchase from the Company all or any part of an aggregate of THIRTY SEVEN THOUSAND FIVE HUNDRED (37,500) shares of its Common Stock, authorized but unissued or, at the option of the Company, treasury if available (the "Shares") of Common Stock, par value $.001 per share, at a price of $2.00 per share (the "Purchase Price"), as adjusted from time to time pursuant to the provisions hereunder set forth. This Option is not granted under any stock option plan of the Company.

     8.2 Time of Exercise. Subject to the provisions of Sections 1.5, "Transfer and Assignment," and 3.1, "Registration and Legends," this Option may be exercised at any time and from time to time after 9:00 a.m., E.S.T., on July 1, 2008 (the "Exercise Commencement Date") and will terminate at 5:00 p.m., E.S.T., on July 1, 2017 (the "Expiration Date").

     8.3 Manner of Exercise.

          8.3.1 The Holder may exercise this Option, in whole or in part, upon surrender of this Option with the form of subscription attached hereto duly executed to the Company at its corporate office together with the full Purchase Price payable in cash.

          8.3.2 Upon receipt of this Option with the form of subscription duly executed and accompanied by payment of the aggregate Purchase Price for the Shares for which this Option is then being exercised, the Company shall cause to be issued certificates or other evidence of ownership for the total number of whole Shares for which this Option is being exercised in such denominations as are required for delivery to the Holder, and the Company shall thereupon deliver such documents to the Holder or its nominee.

          8.3.3 If the Holder exercises this Option with respect to fewer than all of the Shares that may be purchased under this Option, the Company shall execute a new Option for the balance of the Shares that may be purchased upon exercise of this Option and deliver such new Option to the Holder.

          8.3.4 The Company covenants and agrees to pay when due and payable any and all taxes that may be payable in respect of the issue of this Option, or the issue of any Shares upon the exercise of this Option. The Company shall not, however, be required to pay any tax that may be payable in respect of any transfer involved in the issuance or delivery of this Option or of the Shares in a name other than that of the Holder at the time of surrender, and until the payment of such tax, the Company shall not be required to issue such Shares.

          8.3.5 The Company shall, at the time of any exercise of all or part of this Option, upon the request of the Holder hereof, acknowledge in writing its continuing obligation to afford to such Holder any rights to which such Holders shall continue to be entitled after such exercise in accordance with the provisions of this Option, provided that if the Holder of this Option fails to make any such request, such failure shall not affect the continuing obligations of the Company to afford any such rights to such Holder.

     8.4 Exchange of Option. This Option may be split-up, combined or exchanged for another Option or Options of like tenor to purchase a like aggregate number of Shares. If the Holder desires to split-up, combine or exchange this Option, it shall make such request in writing delivered to the Company at its corporate office and shall surrender this Option and any other Options to be so split-up, combined or exchanged, the Company shall execute and deliver to the person entitled thereto an Option or Options, as the case may be, as so requested. The Company shall not be required to effect any split-up, combination or exchange which will result in the issuance of an Option entitling the Holder to purchase upon exercise a fraction of a Share. The Company may require the Holder to pay a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any split-up, combination or exchange of Options. The term "Option" as used herein includes any Options issued in substitution for or replacement of this Option, or into which this Option may be divided or exchanged.

     8.5 Holder as Owner. Prior to due presentment for registration of transfer of this Option, the Company may deem and treat the Holder as the absolute owner of this Option (notwithstanding any notation of ownership or other writing hereon) for the purpose of any exercise hereof and for all other purposes, and the Company shall not be affected by any notice to the contrary. Irrespective of the date of issue and delivery of certificates for any Shares issuable upon the exercise of the Option, each person in whose name any such certificate is issued shall be deemed to have become the holder of record of the Shares represented thereby on the date on which all or a portion of the Option surrendered in connection with the subscription therefore was surrendered and payment of the purchase price was tendered. No surrender of all or a portion of the Option on any date when the stock transfer books of the Company are closed, however, shall be effective to constitute the person or persons entitled to receive Shares upon such surrender as the record holder of such Shares on such date, but such person or persons shall be constituted the record holder or holders of such Shares at the close of business on the next succeeding date on which the stock transfer books are opened. Each person holding any Shares received upon exercise of Option shall be entitled to receive only dividends or distributions payable to holders of record on or after the date on which such person shall be deemed to have become the holder of record of such Shares.

     8.6 Transfer and Assignment. This Option may not be sold, hypothecated, exercised, assigned or transferred except in accordance with and subject to the provisions of the Securities Act of 1933, as amended ("Act") and only upon the consent of the Company.

     8.7 Method for Assignment. Any assignment permitted under this Option shall be made by surrender of this Option to the Company at its principal office with the form of assignment attached hereto duly executed and funds sufficient to pay any transfer tax. In such event, the Company shall, without charge, execute and deliver a new Option in the name of the assignee designated in such instrument of assignment and this Option shall promptly be canceled. This Option may be divided or combined with other Options that carry the same rights upon presentation thereof at the corporate office of the Company together with a written notice signed by the Holder, specifying the names and denominations in which such new Options are to be issued.

     8.8 Rights of Holder. Nothing contained in this Option shall be construed as conferring upon the Holder the right to vote or consent or receive notice as a stockholder in respect of any meetings of stockholders for the election of directors or any other matter, or as having any rights whatsoever as a stockholder of the Company. If, however, at any time prior to the expiration of this Option and prior to its exercise, any of the following shall occur:

          8.8.1 The Company shall take a record of the holders of its shares of Common Stock for the purpose of entitling them to receive a dividend or distribution payable otherwise than in cash, or a cash dividend or distribution payable otherwise than out of current or retained earnings, as indicated by the accounting treatment of such dividend or distribution on the books of the Company;

          8.8.2 The Company shall offer to the holders of its Common Stock any additional shares of capital stock of the Company or securities convertible into or exchangeable for shares of capital stock of the Company, or any option, right or warrant to subscribe therefore;

          8.8.3 There shall be proposed any capital reorganization or reclassification of the Common Stock, or a sale of all or substantially all of the assets of the Company, or a consolidation or merger of the Company with another entity; or

          8.8.4 There shall be proposed a voluntary or involuntary dissolution, liquidation or winding up of the Company; then, in any one or more of said cases, the Company shall cause to be mailed to the Holder, at the earliest practicable time (and, in any event, not less than thirty (30) days before any record date or other date set for definitive action), written notice of the date on which the books of the Company shall close or a record shall be taken to determine the stockholders entitled to such dividend, distribution, convertible or exchangeable securities or subscription rights, or entitled to vote on such reorganization, reclassification, sale, consolidation, merger, dissolution, liquidation or winding up, as the case may be. Such notice shall also set forth such facts as shall indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Purchase Price and the kind and amount of the Common Stock and other securities and property deliverable upon exercise of this Option. Such notice shall also specify the date as of which the holders of the Common Stock of record shall participate in said distribution or subscription rights or shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, sale, consolidation, merger, dissolution, liquidation or winding up, as the case may be (on which date, in the event of voluntary or involuntary dissolution, liquidation or winding up of the Company, the right to exercise this Option shall terminate). Without limiting the obligation of the Company to provide notice to the holder of actions hereunder, it is agreed that failure of the Company to give notice shall not invalidate such action of the Company.

     8.9 Lost Option. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Option, and, in the case of loss, theft or destruction of reasonably satisfactory indemnification, including a surety bond if required by the Company, and upon surrender and cancellation of this Option, if mutilated, the Company will cause to be executed and delivered a new Option of like tenor and date. Any such new Option executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not this Option so lost, stolen, destroyed, or mutilated shall be at any time enforceable by anyone.

     8.10 Covenants of the Company. The Company covenants and agrees as follows:

          8.10.1 At all times it shall reserve and keep available for the exercise of this Option into Common Stock such number of authorized shares of Common Stock as are sufficient to permit the exercise in full of this Option into Common Stock; and

          8.10.2 All Shares issued upon exercise of the Option shall be duly authorized, validly issued and outstanding, fully-paid and non-assessable.

9. Adjustment of Purchase Price and Number of Shares Purchasable Upon Exercise.

     9.1 Recapitalization. The number of Shares purchasable on exercise of this Option and the purchase price therefore shall be subject to adjustment from time to time in the event that the Company shall: (i) pay a dividend in, or make a distribution of, shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares, (iii) combine its outstanding shares of Common Stock into a smaller number of shares, or (iv) spin-off a subsidiary by distributing, as a dividend or otherwise, shares of the subsidiary to its stockholders. In any such case, the total number of shares purchasable on exercise of this Option immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive, at the same aggregate purchase price, the number of shares of Common Stock that the Holder would have owned or would have been entitled to receive immediately following the occurrence of any of the events described above had this Option been exercised in full immediately prior to the occurrence (or applicable record date) of such event. An adjustment made pursuant to this Section 2 shall, in the case of a stock dividend or distribution, be made as of the record date and, in the case of a subdivision or combination, be made as of the effective date thereof. If, as a result of any adjustment pursuant to this Section 2, the Holder shall become entitled to receive shares of two or more classes of series of securities of the Company, the Board of Directors of the Company shall equitably determine the allocation of the adjusted purchase price between or among shares or other units of such classes or series and shall notify the Holder of such allocation.

     9.2 Merger or Consolidation. In the event of any reorganization or recapitalization of the Company or in the event the Company consolidates with or merges into another entity or transfers all or substantially all of its assets to another entity, then and in each such event, the Holder, on exercise of this Option as provided herein, at any time after the consummation of such reorganization, recapitalization, consolidation, merger or transfer, shall be entitled, and the documents executed to effectuate such event shall so provide, to receive the stock or other securities or property to which the Holder would have been entitled upon such consummation if the Holder had exercised this Option immediately prior thereto. In such case, the terms of this Option shall survive the consummation of any such reorganization, recapitalization, consolidation, merger or transfer and shall be applicable to the shares of stock or other securities or property receivable on the exercise of this Option after such consummation and as an exchange for a larger or smaller number of shares, as the case may be.

     9.3 Notice of Dissolution or Liquidation. Except as otherwise provided in
Section 2.2, "Merger or Consolidation," in the case of any sale or conveyance of all or substantially all of the assets of the Company in connection with a plan of complete liquidation of the Company, or in the case of the dissolution, liquidation or winding-up of the Company, all rights under this Option shall terminate on a date fixed by the Company, such date so fixed to be not earlier than the date of the commencement of the proceedings for such dissolution, liquidation or winding-up and not later than thirty (30) days after such commencement date. Notice of such termination of purchase rights shall be given to the Holder at least thirty (30) days prior to such termination date.

     9.4 Statement of Adjustment. Any adjustment pursuant to the provisions of this Section 2 shall be made on the basis of the number of Shares which the Holder would have been entitled to acquire by exercise of this Option immediately prior to the event giving rise to such adjustment and as to the Purchase Price in effect immediately prior to the rise to such adjustment. Whenever any such adjustment is required to be made, the Company shall forthwith determine the new number of Shares which the Holder hereof shall be entitled to purchase hereunder and/or such new Purchase Price and shall prepare, retain on file and transmit to the Holder within ten (10) days after such preparation a statement describing in reasonable detail the method used in calculating such adjustment.

     9.5 No Fractional Shares. The Company shall not issue any fraction of a Share in connection with the exercise of this Option, and in any case where the Holder would, except for the provisions of this Section 2.5, be entitled under the terms of this Option to receive a fraction of a Share upon such exercise, the Company shall upon the exercise and receipt of the Purchase Price, issue the largest number of whole Shares purchasable upon exercise of this Option. The Company shall not be required to make any cash or other adjustment in respect of such fraction of a Share to which the Holder would otherwise be entitled. The Holder, by the acceptance of this Option, expressly waives his right to receive a certificate for any fraction of a Share upon exercise hereof.

     9.6 No Change in Form Required. The form of Option need not be changed because of any change pursuant to this Section 2 in the Purchase Price or in the number of Shares purchasable upon the exercise of a Option, may state the same Purchase Price and the same number of shares of Preferred Stock as are stated in the Options initially issued pursuant to the Agreement.

10. REGISTRATION UNDER THE SECURITIES ACT OF 1933.

     10.1 Registration and Legends. The Holder understands that (i) the Company has not registered the Option or the Shares under the Act, or the applicable securities laws of any state in reliance on exemptions from registration and
(ii) such exemptions depend upon the Holder's investment intent at the time the Holder acquires the Option or the Shares. The Holder therefore represents and warrants that it is acquiring the Option, and will acquire the Shares, for the Holder's own account for investment and not with a view to distribution, assignment, resale or other transfer of the Option or the Shares. Because the Option and the Shares are not registered, the Holder is aware that the Holder must hold them indefinitely unless they are registered under the Act and any applicable securities laws or the Holder must obtain exemptions from such registration. Upon exercise, in part or in whole, of this Option, the Shares shall bear the following legend:

     The shares of Common Stock represented by this certificate have not been registered under the Act or any applicable state securities laws, and they may not be offered for sale, sold, transferred, pledged or hypothecated without an effective registration statement under the Act and under any applicable state securities laws, or an opinion of counsel, satisfactory to the company, that an exemption from such registration is available.

     10.2 No-Action Letter. The Company agrees that it will be satisfied that no post-effective amendment or new registration is required for the public sale of the Shares if it shall be presented with a letter from the Staff of the Securities and Exchange Commission (the "Commission"), stating in effect that, based upon stated facts which the Company shall have no reason to believe are not true in any material respect, the Staff will not recommend any action to the Commission if such Shares are offered and sold without delivery of a prospectus, and that, therefore, no Registration Statement under which such Shares are to be registered is required to be filed.

     10.3 INCLUSION IN COMPANY REGISTRATION STATEMENT.

          10.3.1 The Holder of this Option and/or Shares issued to the Holder pursuant to this Option without an effective registration statement ("Restricted Shares") under the Act will have the right to join with the Company to register the Restricted Shares and the Shares underlying this Option (the "Underlying Shares") in a future registration statement under the Act filed by the Company with the Commission, which includes a public offering of equity securities for cash, either for the account of the Company or for the account of any other person. This right to join with the Company in a registration statement is not applicable to a registration statement filed by the Company with the Commission on Form S-4, S-8 or any other inappropriate form. If, at any time, the Company proposes to file a registration statement as described above with the Commission, it may, in its sole discretion, offer to include in any such filing any proposed disposition of the Restricted Shares or the Underlying Shares. In such event, the Company will, at least thirty (30) days prior to such filing, give written notice of such proposed filing to the Holder's address appearing on the records of the Company. Within fifteen (15) days of receipt of the Company's notice of filing, the Holder may request registration of the Restricted Shares and/or Underlying Shares pursuant to a written request setting forth the intended method of distribution and such other data or information as the Company or its counsel shall reasonably require and such Restricted Shares and/or Underlying Shares shall be included in the registration statement to the maximum extent permissible. The Company shall supply the Holder with copies of such registration statement and of the prospectus included therein in such quantities as may be reasonably necessary for the purpose of the proposed disposition.

          10.3.2 If at the time of any request to register the Restricted Shares or Underlying Shares the Company is engaged or has fixed plans to be engaged within thirty (30) days of the date of the request in a registered public offering as to which the Restricted Shares or the Underlying Shares may be included or is involved in an activity, in the good faith determination of the underwriter, in the case of such offering, or the Board, in the case of such other activity, which would be adversely affected by the requested registration to the material detriment of the offering or the Company's activities, then the Company may, at its option, direct that the request be delayed for a period not in excess of six months from the effective date of such offering or the date of commencement of such proposed offering or such other material activity, as the case may be, unless the underwriter, in the case of the offering, or the Board, in the case of such other material activity, specifies a longer period.

     10.4 Covenants Regarding Registration. In connection with any registration under Section 3.1 hereof, the Company and the Holder covenant and agree as follows:

          10.4.1 The Company shall use its best efforts to have any Registration Statement declared effective at the earliest possible time, and shall furnish such number of prospectuses as shall be reasonably requested.

          10.4.2 The Company and the Holder shall pay their respective shares of all costs, fees, and expenses in connection with the Registration Statement under Section 3.3, "Inclusion in Company Registration Statement," in proportion to the dollar value of the securities being registered by each party, including, without limitation, the Company's legal and accounting fees, printing expenses, blue sky fees and expenses, except that the Company shall not pay for any of the following costs and expenses: (a) underwriting discounts and commissions allocable to the Shares, (b) state transfer taxes, (c) brokerage commissions, and (d) fees and expenses of counsel and accountants for the holders of the Shares.

          10.4.3 The Company will take all necessary action which may be required in qualifying or registering the Shares included in any Registration Statement for offering and sale under the securities or blue sky laws of such states as are requested by the holders of such Shares, provided that the Company shall not be obligated to execute or file any general consent to service or process or to qualify as a foreign corporation to do business under the laws of any such jurisdiction.

     10.5 Indemnity.

          10.5.1 The Company shall indemnify and hold harmless the Holder who is registering securities pursuant to this Section (the "Seller") and each underwriter, within the meaning of the Act, who may purchase from or sell for any Seller any of the Shares from and against any and all losses, claims, damages, and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in any post-effective amendment or new registration statement or any supplemented prospectus under the Act included therein required to be filed or furnished by reason of this Section, or caused by any omission or alleged omission to state therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any untrue statement or alleged untrue statement or omission or alleged omission based upon information furnished or required to be furnished in writing to the Company by such Seller or underwriter within the meaning of such Act; provided, however, that the indemnity agreement set forth in this Section 3.5 with respect to any prospectus which shall be subsequently amended prior to the written confirmation of sale of any Shares shall not inure to the benefit of any Seller or underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased such Shares which are the subject thereof (or to the benefit of any person controlling such Seller or underwriter), if such Seller or underwriter failed to send or give a copy of the prospectus as amended to such person at or prior to the written confirmation of the sale of such Shares and if such amended prospectus did not contain any untrue statement or alleged untrue statement or omission or alleged omission giving rise to such cause, claim, damage, or liability.

          10.5.2 The Seller who uses the procedures under Section 3 shall indemnify and secure the agreement of any underwriter which the Seller employs to indemnify the Company, its directors, each officer signing the related post-effective amendment or registration statement and each person, if any, who controls the Company, within the meaning of the Act from and against any losses, claims, damages, and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in any post-effective amendment or registration statement or any prospectus required to be filed or furnished by reason of this Section or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, insofar as such losses, claims, damages, or liabilities are caused by any untrue statement or alleged untrue statement or omission or alleged omission based upon information furnished in writing to the Company by any such Seller or underwriter expressly for use therein.

     10.6 Agreements. The agreements in this Section shall continue in effect regardless of the exercise and surrender of this Option.

11. RESERVATION OF SHARES. The Company shall at all times reserve, for the purpose of issuance on exercise of this Option such number of shares of Common Stock or such class or classes of capital stock or other securities as shall from time to time be sufficient to comply with this Option and the Company shall take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized and unissued Common Stock or such other class or classes of capital stock or other securities to such number as shall be sufficient for that purpose.

12. SURVIVAL. All agreements, covenants, representations and warranties herein shall survive the execution and delivery of this Option and any investigation at any time made by or on behalf of any parties hereto and the exercise, sale and purchase of this Option (and any other securities or property) issuable on exercise hereof.

13. REMEDIES. The Company agrees that the remedies at law of the Holder, in the event of any default or threatened default by the Company in the performance or compliance with any of the terms of this Option, may not be adequate and such terms may, in addition to and not in lieu of any other remedy, be specifically enforced by a decree of specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

14. OTHER MATTERS.

     14.1 Binding Effect. All the covenants and provisions of this Option by or for the benefit of the Company shall bind and inure to the benefit of its successors and assigns hereunder.

     14.2 Notices. Notices or demands pursuant to this Option to be given or made by the Holder to or on the Company shall be sufficiently given or made if sent by certified or registered mail, return receipt requested, postage prepaid, and addressed, until another address is designated in writing by the Company, as follows:

                              Ecology Coatings, Inc.
                              35980 Woodward Ave., Suite 200
                              Bloomfield Hills, Michigan 48304
                              Attn: President

Notices to the Holder provided for in this Option shall be deemed given or made by the Company if sent by certified or registered mail, return receipt requested, postage prepaid, and addressed to the Holder at the Holder's last known address as it shall appear on the books of the Company.

     14.3 Governing Law. The validity, interpretation and performance of this Option shall be governed by the laws of the State of Michigan.

     14.4 Parties Bound and Benefited. Nothing in this Option expressed and nothing that may be implied from any of the provisions hereof is intended, or shall be construed, to confer upon, or give to, any person or corporation other than the Company and the Holder any right, remedy or claim under promise or agreement hereof, and all covenants, conditions, stipulations, promises and agreements contained in this Option shall be for the sole and exclusive benefit of the Company and its successors and of the Holder, and his successors, heirs and assignees.

     14.5 Headings. The Article headings herein are for convenience only and are not part of this Option and shall not affect the interpretation thereof.

     14.6 Disputes or Disagreements. As a condition of granting of the Option herein granted, the Holder agrees, on Holder's behalf and on behalf of Holder's personal representatives, that any disputes or disagreements which may arise under or as a result of or pursuant to this Agreement, shall be determined by the Board, in its sole discretion, and that any interpretation by the Board under the terms of this Agreement shall be final, binding and conclusive.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties have executed this Option Agreement on the day and year first above written. This Agreement has been duly executed and delivered by the Holder and the Company to be effective on date first above written.

                                        ECOLOGY COATINGS, INC.


                                        By:
                                            ------------------------------------
                                            Richard D. Stromback
                                            Chairman


                                        Holder:


                                        ----------------------------------------
                                        ADAM S. TRACY

                                        Address: 511 Jacob Way, Suite 203
                                                 Rochester, Michigan 48307

                                  EXERCISE FORM

                             ECOLOGY COATINGS, INC.
                         35980 WOODWARD AVE., SUITE 200
                        BLOOMFIELD HILLS, MICHIGAN 48304
                                 ATTN: PRESIDENT

     The undersigned hereby irrevocably subscribes for the purchase of _____________________ (__________) Shares pursuant to and in accordance with the terms and conditions of this Option, and herewith makes payment, covering the purchase of the Shares, which should be delivered to the undersigned at the address stated below, and, if such number of Shares shall not be all of the Shares purchasable hereunder, then a new Option of like tenor for the balance of the remaining Shares purchasable under this Option be delivered to the undersigned at the address stated below.

     The undersigned agrees that: (1) the undersigned will not offer, sell, transfer or otherwise dispose of any such Shares, unless either (a) a registration statement, or post-effective amendment thereto, covering such Shares have been filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Act"), and such sale, transfer or other disposition is accompanied by a prospectus meeting the requirements of
Section 10 of the Act forming a part of such registration statement, or post-effective amendment thereto, which is in effect under the Act covering the Shares to be so sold, transferred or otherwise disposed of, or (b) counsel to the Company satisfactory to the undersigned has rendered an opinion in writing and addressed to the Company that such proposed offer, sale, transfer or other disposition of the Shares is exempt from the provisions of Section 5 of the Act in view of the circumstances of such proposed offer, sale, transfer or other disposition; (2) the Company may notify the transfer agent for its Common Stock that the certificates for the Common Stock acquired by the undersigned are not to be transferred unless the transfer agent receives advice from the Company that one or both of the conditions referred to in (1)(a) and (1)(b) above have been satisfied; and (3) the Company may affix the legend set forth in Section
3.1 of this Option to the certificates for Shares hereby subscribed for, if such legend is applicable.


Dated:                                 Signed:
       -----------------------------           ---------------------------------

                                               Address:
                                                        ------------------------

                                                        ------------------------

                                                        ------------------------

                                   EXHIBIT "D"

     THESE SECURITIES MAY NOT BE OFFERED OR SOLD UNLESS AT THE TIME OF SUCH
         OFFER OR SALE, THE PERSON MAKING SUCH OFFER OR SALE DELIVERS A
       PROSPECTUS MEETING THE REQUIREMENTS OF SECTION 10 OF THE SECURITIES
        ACT OF 1933, AS AMENDED ("ACT"), FORMING A PART OF A REGISTRATION
       STATEMENT, OR POST-EFFECTIVE AMENDMENT THERETO, WHICH IS EFFECTIVE
      UNDER SAID ACT, UNLESS IN THE OPINION OF COUNSEL TO THE CORPORATION,
   SUCH OFFER AND SALE IS EXEMPT FROM THE PROVISIONS OF SECTION 5 OF SAID ACT.

                             ECOLOGY COATINGS, INC.

                                  STOCK OPTION

     This Stock Option Agreement (the "Agreement") is made and entered into as of this 1st day of July, 2007 ("Grant Date") between ECOLOGY COATINGS, INC., a California corporation (the "Company"), and ADAM S. TRACY (the "Holder").

     WHEREAS, the Company, through its Board of Directors (the "Board"), is issuing this option to Holder in connection with various consulting services rendered by the Holder to the Company, which services are deemed to have a value of $500.00; and

     WHEREAS, by this Agreement, the Company and the Holder desire to set forth terms upon which the Company will grant to the Holder and the Holder will accept from the Company this Option.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein, the Company and the Holder hereby agree as follows:

15. GRANT AND TERM OF THE OPTION.

     15.1 Grant of Stock Option. Subject to the terms and conditions of this Agreement, the Company grants to the Holder the right and option (the "Option") to purchase from the Company all or any part of an aggregate of TWENTY FIVE THOUSAND (25,000) shares of its Common Stock, authorized but unissued or, at the option of the Company, treasury if available (the "Shares") of Common Stock, par value $.001 per share, at a price of $2.00 per share (the "Purchase Price"), as adjusted from time to time pursuant to the provisions hereunder set forth. This Option is not granted under any stock option plan of the Company.

     15.2 Time of Exercise. Subject to the provisions of Sections 1.5, "Transfer and Assignment," and 3.1, "Registration and Legends," this Option may be exercised at any time and from time to time after 9:00 a.m., E.S.T., on July 1, 2009 (the "Exercise Commencement Date") and will terminate at 5:00 p.m., E.S.T., on July 1, 2017 (the "Expiration Date").

     15.3 Manner of Exercise.

          15.3.1 The Holder may exercise this Option, in whole or in part, upon surrender of this Option with the form of subscription attached hereto duly executed to the Company at its corporate office together with the full Purchase Price payable in cash.

          15.3.2 Upon receipt of this Option with the form of subscription duly executed and accompanied by payment of the aggregate Purchase Price for the Shares for which this Option is then being exercised, the Company shall cause to be issued certificates or other evidence of ownership for the total number of whole Shares for which this Option is being exercised in such denominations as are required for delivery to the Holder, and the Company shall thereupon deliver such documents to the Holder or its nominee.

          15.3.3 If the Holder exercises this Option with respect to fewer than all of the Shares that may be purchased under this Option, the Company shall execute a new Option for the balance of the Shares that may be purchased upon exercise of this Option and deliver such new Option to the Holder.

          15.3.4 The Company covenants and agrees to pay when due and payable any and all taxes that may be payable in respect of the issue of this Option, or the issue of any Shares upon the exercise of this Option. The Company shall not, however, be required to pay any tax that may be payable in respect of any transfer involved in the issuance or delivery of this Option or of the Shares in a name other than that of the Holder at the time of surrender, and until the payment of such tax, the Company shall not be required to issue such Shares.

          15.3.5 The Company shall, at the time of any exercise of all or part of this Option, upon the request of the Holder hereof, acknowledge in writing its continuing obligation to afford to such Holder any rights to which such Holders shall continue to be entitled after such exercise in accordance with the provisions of this Option, provided that if the Holder of this Option fails to make any such request, such failure shall not affect the continuing obligations of the Company to afford any such rights to such Holder.

     15.4 Exchange of Option. This Option may be split-up, combined or exchanged for another Option or Options of like tenor to purchase a like aggregate number of Shares. If the Holder desires to split-up, combine or exchange this Option, it shall make such request in writing delivered to the Company at its corporate office and shall surrender this Option and any other Options to be so split-up, combined or exchanged, the Company shall execute and deliver to the person entitled thereto an Option or Options, as the case may be, as so requested. The Company shall not be required to effect any split-up, combination or exchange which will result in the issuance of an Option entitling the Holder to purchase upon exercise a fraction of a Share. The Company may require the Holder to pay a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any split-up, combination or exchange of Options. The term "Option" as used herein includes any Options issued in substitution for or replacement of this Option, or into which this Option may be divided or exchanged.

     15.5 Holder as Owner. Prior to due presentment for registration of transfer of this Option, the Company may deem and treat the Holder as the absolute owner of this Option (notwithstanding any notation of ownership or other writing hereon) for the purpose of any exercise hereof and for all other purposes, and the Company shall not be affected by any notice to the contrary. Irrespective of the date of issue and delivery of certificates for any Shares issuable upon the exercise of the Option, each person in whose name any such certificate is issued shall be deemed to have become the holder of record of the Shares represented thereby on the date on which all or a portion of the Option surrendered in connection with the subscription therefore was surrendered and payment of the purchase price was tendered. No surrender of all or a portion of the Option on any date when the stock transfer books of the Company are closed, however, shall be effective to constitute the person or persons entitled to receive Shares upon such surrender as the record holder of such Shares on such date, but such person or persons shall be constituted the record holder or holders of such Shares at the close of business on the next succeeding date on which the stock transfer books are opened. Each person holding any Shares received upon exercise of Option shall be entitled to receive only dividends or distributions payable to holders of record on or after the date on which such person shall be deemed to have become the holder of record of such Shares.

     15.6 Transfer and Assignment. This Option may not be sold, hypothecated, exercised, assigned or transferred except in accordance with and subject to the provisions of the Securities Act of 1933, as amended ("Act") and only upon the consent of the Company.

     15.7 Method for Assignment. Any assignment permitted under this Option shall be made by surrender of this Option to the Company at its principal office with the form of assignment attached hereto duly executed and funds sufficient to pay any transfer tax. In such event, the Company shall, without charge, execute and deliver a new Option in the name of the assignee designated in such instrument of assignment and this Option shall promptly be canceled. This Option may be divided or combined with other Options that carry the same rights upon presentation thereof at the corporate office of the Company together with a written notice signed by the Holder, specifying the names and denominations in which such new Options are to be issued.

     15.8 Rights of Holder. Nothing contained in this Option shall be construed as conferring upon the Holder the right to vote or consent or receive notice as a stockholder in respect of any meetings of stockholders for the election of directors or any other matter, or as having any rights whatsoever as a stockholder of the Company. If, however, at any time prior to the expiration of this Option and prior to its exercise, any of the following shall occur:

          15.8.1 The Company shall take a record of the holders of its shares of Common Stock for the purpose of entitling them to receive a dividend or distribution payable otherwise than in cash, or a cash dividend or distribution payable otherwise than out of current or retained earnings, as indicated by the accounting treatment of such dividend or distribution on the books of the Company;

          15.8.2 The Company shall offer to the holders of its Common Stock any additional shares of capital stock of the Company or securities convertible into or exchangeable for shares of capital stock of the Company, or any option, right or warrant to subscribe therefore;

          15.8.3 There shall be proposed any capital reorganization or reclassification of the Common Stock, or a sale of all or substantially all of the assets of the Company, or a consolidation or merger of the Company with another entity; or

          15.8.4 There shall be proposed a voluntary or involuntary dissolution, liquidation or winding up of the Company; then, in any one or more of said cases, the Company shall cause to be mailed to the Holder, at the earliest practicable time (and, in any event, not less than thirty (30) days before any record date or other date set for definitive action), written notice of the date on which the books of the Company shall close or a record shall be taken to determine the stockholders entitled to such dividend, distribution, convertible or exchangeable securities or subscription rights, or entitled to vote on such reorganization, reclassification, sale, consolidation, merger, dissolution, liquidation or winding up, as the case may be. Such notice shall also set forth such facts as shall indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Purchase Price and the kind and amount of the Common Stock and other securities and property deliverable upon exercise of this Option. Such notice shall also specify the date as of which the holders of the Common Stock of record shall participate in said distribution or subscription rights or shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, sale, consolidation, merger, dissolution, liquidation or winding up, as the case may be (on which date, in the event of voluntary or involuntary dissolution, liquidation or winding up of the Company, the right to exercise this Option shall terminate). Without limiting the obligation of the Company to provide notice to the holder of actions hereunder, it is agreed that failure of the Company to give notice shall not invalidate such action of the Company.

     15.9 Lost Option. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Option, and, in the case of loss, theft or destruction of reasonably satisfactory indemnification, including a surety bond if required by the Company, and upon surrender and cancellation of this Option, if mutilated, the Company will cause to be executed and delivered a new Option of like tenor and date. Any such new Option executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not this Option so lost, stolen, destroyed, or mutilated shall be at any time enforceable by anyone.

     15.10 Covenants of the Company. The Company covenants and agrees as follows:

          15.10.1 At all times it shall reserve and keep available for the exercise of this Option into Common Stock such number of authorized shares of Common Stock as are sufficient to permit the exercise in full of this Option into Common Stock; and

          15.10.2 All Shares issued upon exercise of the Option shall be duly authorized, validly issued and outstanding, fully-paid and non-assessable.

16. Adjustment of Purchase Price and Number of Shares Purchasable Upon Exercise.

     16.1 Recapitalization. The number of Shares purchasable on exercise of this Option and the purchase price therefore shall be subject to adjustment from time to time in the event that the Company shall: (i) pay a dividend in, or make a distribution of, shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares, (iii) combine its outstanding shares of Common Stock into a smaller number of shares, or (iv) spin-off a subsidiary by distributing, as a dividend or otherwise, shares of the subsidiary to its stockholders. In any such case, the total number of shares purchasable on exercise of this Option immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive, at the same aggregate purchase price, the number of shares of Common Stock that the Holder would have owned or would have been entitled to receive immediately following the occurrence of any of the events described above had this Option been exercised in full immediately prior to the occurrence (or applicable record date) of such event. An adjustment made pursuant to this Section 2 shall, in the case of a stock dividend or distribution, be made as of the record date and, in the case of a subdivision or combination, be made as of the effective date thereof. If, as a result of any adjustment pursuant to this Section 2, the Holder shall become entitled to receive shares of two or more classes of series of securities of the Company, the Board of Directors of the Company shall equitably determine the allocation of the adjusted purchase price between or among shares or other units of such classes or series and shall notify the Holder of such allocation.

     16.2 Merger or Consolidation. In the event of any reorganization or recapitalization of the Company or in the event the Company consolidates with or merges into another entity or transfers all or substantially all of its assets to another entity, then and in each such event, the Holder, on exercise of this Option as provided herein, at any time after the consummation of such reorganization, recapitalization, consolidation, merger or transfer, shall be entitled, and the documents executed to effectuate such event shall so provide, to receive the stock or other securities or property to which the Holder would have been entitled upon such consummation if the Holder had exercised this Option immediately prior thereto. In such case, the terms of this Option shall survive the consummation of any such reorganization, recapitalization, consolidation, merger or transfer and shall be applicable to the shares of stock or other securities or property receivable on the exercise of this Option after such consummation and as an exchange for a larger or smaller number of shares, as the case may be.

     16.3 Notice of Dissolution or Liquidation. Except as otherwise provided in
Section 2.2, "Merger or Consolidation," in the case of any sale or conveyance of all or substantially all of the assets of the Company in connection with a plan of complete liquidation of the Company, or in the case of the dissolution, liquidation or winding-up of the Company, all rights under this Option shall terminate on a date fixed by the Company, such date so fixed to be not earlier than the date of the commencement of the proceedings for such dissolution, liquidation or winding-up and not later than thirty (30) days after such commencement date. Notice of such termination of purchase rights shall be given to the Holder at least thirty (30) days prior to such termination date.

     16.4 Statement of Adjustment. Any adjustment pursuant to the provisions of this Section 2 shall be made on the basis of the number of Shares which the Holder would have been entitled to acquire by exercise of this Option immediately prior to the event giving rise to such adjustment and as to the Purchase Price in effect immediately prior to the rise to such adjustment. Whenever any such adjustment is required to be made, the Company shall forthwith determine the new number of Shares which the Holder hereof shall be entitled to purchase hereunder and/or such new Purchase Price and shall prepare, retain on file and transmit to the Holder within ten (10) days after such preparation a statement describing in reasonable detail the method used in calculating such adjustment.

     16.5 No Fractional Shares. The Company shall not issue any fraction of a Share in connection with the exercise of this Option, and in any case where the Holder would, except for the provisions of this Section 2.5, be entitled under the terms of this Option to receive a fraction of a Share upon such exercise, the Company shall upon the exercise and receipt of the Purchase Price, issue the largest number of whole Shares purchasable upon exercise of this Option. The Company shall not be required to make any cash or other adjustment in respect of such fraction of a Share to which the Holder would otherwise be entitled. The Holder, by the acceptance of this Option, expressly waives his right to receive a certificate for any fraction of a Share upon exercise hereof.

     16.6 No Change in Form Required. The form of Option need not be changed because of any change pursuant to this Section 2 in the Purchase Price or in the number of Shares purchasable upon the exercise of a Option, may state the same Purchase Price and the same number of shares of Preferred Stock as are stated in the Options initially issued pursuant to the Agreement.

17. REGISTRATION UNDER THE SECURITIES ACT OF 1933.

     17.1 Registration and Legends. The Holder understands that (i) the Company has not registered the Option or the Shares under the Act, or the applicable securities laws of any state in reliance on exemptions from registration and
(ii) such exemptions depend upon the Holder's investment intent at the time the Holder acquires the Option or the Shares. The Holder therefore represents and warrants that it is acquiring the Option, and will acquire the Shares, for the Holder's own account for investment and not with a view to distribution, assignment, resale or other transfer of the Option or the Shares. Because the Option and the Shares are not registered, the Holder is aware that the Holder must hold them indefinitely unless they are registered under the Act and any applicable securities laws or the Holder must obtain exemptions from such registration. Upon exercise, in part or in whole, of this Option, the Shares shall bear the following legend:

     The shares of Common Stock represented by this certificate have not been registered under the Act or any applicable state securities laws, and they may not be offered for sale, sold, transferred, pledged or hypothecated without an effective registration statement under the Act and under any applicable state securities laws, or an opinion of counsel, satisfactory to the company, that an exemption from such registration is available.

     17.2 No-Action Letter. The Company agrees that it will be satisfied that no post-effective amendment or new registration is required for the public sale of the Shares if it shall be presented with a letter from the Staff of the Securities and Exchange Commission (the "Commission"), stating in effect that, based upon stated facts which the Company shall have no reason to believe are not true in any material respect, the Staff will not recommend any action to the Commission if such Shares are offered and sold without delivery of a prospectus, and that, therefore, no Registration Statement under which such Shares are to be registered is required to be filed.

     17.3 INCLUSION IN COMPANY REGISTRATION STATEMENT.

          17.3.1 The Holder of this Option and/or Shares issued to the Holder pursuant to this Option without an effective registration statement ("Restricted Shares") under the Act will have the right to join with the Company to register the Restricted Shares and the Shares underlying this Option (the "Underlying Shares") in a future registration statement under the Act filed by the Company with the Commission, which includes a public offering of equity securities for cash, either for the account of the Company or for the account of any other person. This right to join with the Company in a registration statement is not applicable to a registration statement filed by the Company with the Commission on Form S-4, S-8 or any other inappropriate form. If, at any time, the Company proposes to file a registration statement as described above with the Commission, it may, in its sole discretion, offer to include in any such filing any proposed disposition of the Restricted Shares or the Underlying Shares. In such event, the Company will, at least thirty (30) days prior to such filing, give written notice of such proposed filing to the Holder's address appearing on the records of the Company. Within fifteen (15) days of receipt of the Company's notice of filing, the Holder may request registration of the Restricted Shares and/or Underlying Shares pursuant to a written request setting forth the intended method of distribution and such other data or information as the Company or its counsel shall reasonably require and such Restricted Shares and/or Underlying Shares shall be included in the registration statement to the maximum extent permissible. The Company shall supply the Holder with copies of such registration statement and of the prospectus included therein in such quantities as may be reasonably necessary for the purpose of the proposed disposition.

          17.3.2 If at the time of any request to register the Restricted Shares or Underlying Shares the Company is engaged or has fixed plans to be engaged within thirty (30) days of the date of the request in a registered public offering as to which the Restricted Shares or the Underlying Shares may be included or is involved in an activity, in the good faith determination of the underwriter, in the case of such offering, or the Board, in the case of such other activity, which would be adversely affected by the requested registration to the material detriment of the offering or the Company's activities, then the Company may, at its option, direct that the request be delayed for a period not in excess of six months from the effective date of such offering or the date of commencement of such proposed offering or such other material activity, as the case may be, unless the underwriter, in the case of the offering, or the Board, in the case of such other material activity, specifies a longer period.

     17.4 Covenants Regarding Registration. In connection with any registration under Section 3.1 hereof, the Company and the Holder covenant and agree as follows:

          17.4.1 The Company shall use its best efforts to have any Registration Statement declared effective at the earliest possible time, and shall furnish such number of prospectuses as shall be reasonably requested.

          17.4.2 The Company and the Holder shall pay their respective shares of all costs, fees, and expenses in connection with the Registration Statement under Section 3.3, "Inclusion in Company Registration Statement," in proportion to the dollar value of the securities being registered by each party, including, without limitation, the Company's legal and accounting fees, printing expenses, blue sky fees and expenses, except that the Company shall not pay for any of the following costs and expenses: (a) underwriting discounts and commissions allocable to the Shares, (b) state transfer taxes, (c) brokerage commissions, and (d) fees and expenses of counsel and accountants for the holders of the Shares.

          17.4.3 The Company will take all necessary action which may be required in qualifying or registering the Shares included in any Registration Statement for offering and sale under the securities or blue sky laws of such states as are requested by the holders of such Shares, provided that the Company shall not be obligated to execute or file any general consent to service or process or to qualify as a foreign corporation to do business under the laws of any such jurisdiction.

     17.5 Indemnity.

          17.5.1 The Company shall indemnify and hold harmless the Holder who is registering securities pursuant to this Section (the "Seller") and each underwriter, within the meaning of the Act, who may purchase from or sell for any Seller any of the Shares from and against any and all losses, claims, damages, and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in any post-effective amendment or new registration statement or any supplemented prospectus under the Act included therein required to be filed or furnished by reason of this Section, or caused by any omission or alleged omission to state therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any untrue statement or alleged untrue statement or omission or alleged omission based upon information furnished or required to be furnished in writing to the Company by such Seller or underwriter within the meaning of such Act; provided, however, that the indemnity agreement set forth in this Section 3.5 with respect to any prospectus which shall be subsequently amended prior to the written confirmation of sale of any Shares shall not inure to the benefit of any Seller or underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased such Shares which are the subject thereof (or to the benefit of any person controlling such Seller or underwriter), if such Seller or underwriter failed to send or give a copy of the prospectus as amended to such person at or prior to the written confirmation of the sale of such Shares and if such amended prospectus did not contain any untrue statement or alleged untrue statement or omission or alleged omission giving rise to such cause, claim, damage, or liability.

          17.5.2 The Seller who uses the procedures under Section 3 shall indemnify and secure the agreement of any underwriter which the Seller employs to indemnify the Company, its directors, each officer signing the related post-effective amendment or registration statement and each person, if any, who controls the Company, within the meaning of the Act from and against any losses, claims, damages, and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in any post-effective amendment or registration statement or any prospectus required to be filed or furnished by reason of this Section or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, insofar as such losses, claims, damages, or liabilities are caused by any untrue statement or alleged untrue statement or omission or alleged omission based upon information furnished in writing to the Company by any such Seller or underwriter expressly for use therein.

     17.6 Agreements. The agreements in this Section shall continue in effect regardless of the exercise and surrender of this Option.

18. RESERVATION OF SHARES. The Company shall at all times reserve, for the purpose of issuance on exercise of this Option such number of shares of Common Stock or such class or classes of capital stock or other securities as shall from time to time be sufficient to comply with this Option and the Company shall take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized and unissued Common Stock or such other class or classes of capital stock or other securities to such number as shall be sufficient for that purpose.

19. SURVIVAL. All agreements, covenants, representations and warranties herein shall survive the execution and delivery of this Option and any investigation at any time made by or on behalf of any parties hereto and the exercise, sale and purchase of this Option (and any other securities or property) issuable on exercise hereof.

20. REMEDIES. The Company agrees that the remedies at law of the Holder, in the event of any default or threatened default by the Company in the performance or compliance with any of the terms of this Option, may not be adequate and such terms may, in addition to and not in lieu of any other remedy, be specifically enforced by a decree of specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

21. OTHER MATTERS.

     21.1 Binding Effect. All the covenants and provisions of this Option by or for the benefit of the Company shall bind and inure to the benefit of its successors and assigns hereunder.

     21.2 Notices. Notices or demands pursuant to this Option to be given or made by the Holder to or on the Company shall be sufficiently given or made if sent by certified or registered mail, return receipt requested, postage prepaid, and addressed, until another address is designated in writing by the Company, as follows:

                              Ecology Coatings, Inc.
                              35980 Woodward Ave., Suite 200
                              Bloomfield Hills, Michigan 48304
                              Attn: President

Notices to the Holder provided for in this Option shall be deemed given or made by the Company if sent by certified or registered mail, return receipt requested, postage prepaid, and addressed to the Holder at the Holder's last known address as it shall appear on the books of the Company.

     21.3 Governing Law. The validity, interpretation and performance of this Option shall be governed by the laws of the State of Michigan.

     21.4 Parties Bound and Benefited. Nothing in this Option expressed and nothing that may be implied from any of the provisions hereof is intended, or shall be construed, to confer upon, or give to, any person or corporation other than the Company and the Holder any right, remedy or claim under promise or agreement hereof, and all covenants, conditions, stipulations, promises and agreements contained in this Option shall be for the sole and exclusive benefit of the Company and its successors and of the Holder, and his successors, heirs and assignees.

     21.5 Headings. The Article headings herein are for convenience only and are not part of this Option and shall not affect the interpretation thereof.

     21.6 Disputes or Disagreements. As a condition of granting of the Option herein granted, the Holder agrees, on Holder's behalf and on behalf of Holder's personal representatives, that any disputes or disagreements which may arise under or as a result of or pursuant to this Agreement, shall be determined by the Board, in its sole discretion, and that any interpretation by the Board under the terms of this Agreement shall be final, binding and conclusive.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties have executed this Option Agreement on the day and year first above written. This Agreement has been duly executed and delivered by the Holder and the Company to be effective on date first above written.

                                     ECOLOGY COATINGS, INC.


                                     By:
                                         ---------------------------------------
                                         Richard D. Stromback
                                         Chairman


                                     Holder:


                                     -------------------------------------------
                                     ADAM S. TRACY

                                     Address: 511 Jacob Way, Suite 203
                                              Rochester, Michigan 48307

                                  EXERCISE FORM

                             ECOLOGY COATINGS, INC.
                         35980 WOODWARD AVE., SUITE 200
                        BLOOMFIELD HILLS, MICHIGAN 48304
                                 ATTN: PRESIDENT

     The undersigned hereby irrevocably subscribes for the purchase of _____________________ (__________) Shares pursuant to and in accordance with the terms and conditions of this Option, and herewith makes payment, covering the purchase of the Shares, which should be delivered to the undersigned at the address stated below, and, if such number of Shares shall not be all of the Shares purchasable hereunder, then a new Option of like tenor for the balance of the remaining Shares purchasable under this Option be delivered to the undersigned at the address stated below.

     The undersigned agrees that: (1) the undersigned will not offer, sell, transfer or otherwise dispose of any such Shares, unless either (a) a registration statement, or post-effective amendment thereto, covering such Shares have been filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Act"), and such sale, transfer or other disposition is accompanied by a prospectus meeting the requirements of
Section 10 of the Act forming a part of such registration statement, or post-effective amendment thereto, which is in effect under the Act covering the Shares to be so sold, transferred or otherwise disposed of, or (b) counsel to the Company satisfactory to the undersigned has rendered an opinion in writing and addressed to the Company that such proposed offer, sale, transfer or other disposition of the Shares is exempt from the provisions of Section 5 of the Act in view of the circumstances of such proposed offer, sale, transfer or other disposition; (2) the Company may notify the transfer agent for its Common Stock that the certificates for the Common Stock acquired by the undersigned are not to be transferred unless the transfer agent receives advice from the Company that one or both of the conditions referred to in (1)(a) and (1)(b) above have been satisfied; and (3) the Company may affix the legend set forth in Section
3.1 of this Option to the certificates for Shares hereby subscribed for, if such legend is applicable.


Dated:                                 Signed:
       -----------------------------           ---------------------------------

                                               Address:
                                                        ------------------------

                                                        ------------------------

                                                        ------------------------